UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Meta Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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META FINANCIAL GROUP, INC.
5501 South Broadband Lane
Sioux Falls, South Dakota 57108
(605) 782-1767

Dear Fellow Stockholders:

On behalf of the Board of Directors and management of Meta Financial Group, Inc. (“Meta Financial”), we cordially invite you to attend a Special Meeting of Stockholders of Meta Financial.  The meeting will be held at 9:00 a.m., local time, on Thursday, September 27, 2012, at our office located at 5501 South Broadband Lane, Sioux Falls, South Dakota 57108.

Please note that the Special Meeting is being held specifically to submit certain proposals to our stockholders for approval.  The attached Notice of Special Meeting of Stockholders and Proxy Statement discuss in detail these matters, which we expect will be acted upon at the Special Meeting.

We encourage you to attend the meeting in person.  Whether or not you plan to attend the Special Meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope, or authorize a proxy by telephone or through the Internet site designated on the enclosed proxy card, as promptly as possible.  This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting.  Regardless of the number of shares you own, your vote is very important.  Please act today.

Your Board of Directors and management are committed to the continued success of Meta Financial and the enhancement of your investment.  As Chairman of the Board, President, and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours,

J. TYLER HAAHR
Chairman of the Board, President and Chief Executive Officer

META FINANCIAL GROUP, INC.
5501 South Broadband Lane
Sioux Falls, South Dakota 57108
(605) 782-1767

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on September 27, 2012

September [ ● ], 2012

Notice is hereby given that a Special Meeting of Stockholders of Meta Financial Group, Inc. will be held at our office located at 5501 South Broadband Lane, Sioux Falls, South Dakota 57108, on Thursday, September 27, 2012, at 9:00 a.m., local time.  At the Special Meeting, stockholders will be asked to:

•
Consider and vote upon a proposal to approve and adopt an amendment to Article Fourth of the Company’s Certificate of Incorporation which would (a) increase the total number of authorized shares of the Company’s capital stock to Thirteen Million (13,000,000) shares from Six Million (6,000,000) shares; (b) increase the total number of authorized shares of Common Stock, par value $0.01 per share (“Common Stock”), to Ten Million (10,000,000) shares from Five Million Two Hundred Thousand (5,200,000) shares; (c) increase the total number of authorized shares of Preferred Stock, par value $0.01 per share, to Three Million (3,000,000) shares from Eight Hundred Thousand (800,000) shares; and (d) provide for the right of the Company to increase or decrease the number of authorized shares of any class of stock of the Company (but not below the number of shares of such class then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote irrespective of the class vote requirements set forth in Section 242(b)(2) of the General Corporation Law of the State of Delaware; and

•
Consider and vote upon a proposal to approve the issuance of an aggregate of approximately 1,562,800 shares of Common Stock (subject to adjustment as described in the proxy statement) pursuant to the terms of nine separate securities purchase agreements entered into in connection with private placement transactions described in the proxy statement.

Your Board of Directors recommends that you vote “FOR” each of the foregoing proposals.

Stockholders also will transact any other business that may properly come before the Special Meeting, or any adjournments or postponements thereof.  We are not aware of any other business to come before the Special Meeting.

The record date for the Special Meeting is August 30, 2012.  Only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

A proxy card and proxy statement for the Special Meeting are enclosed.  Whether or not you plan to attend the Special Meeting, please take the time to vote now by signing, dating and mailing the enclosed proxy card in the accompanying postpaid return envelope, or authorize a proxy by telephone or through the Internet site designated on the enclosed proxy card, which is solicited on behalf of the Board of Directors.  Your proxy will not be used if you attend and vote at the Special Meeting in person, and your proxy selection may be revoked or changed prior to the Special Meeting.  Regardless of the number of shares you own, your vote is very important.  See the instructions on how to vote by telephone or the Internet on page 3 of the proxy statement.  Please act today.

Thank you for your continued interest and support.

By Order of the Board of Directors

J. TYLER HAAHR
Chairman of the Board, President and Chief Executive Officer

Sioux Falls, South Dakota
September [ ● ], 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 27, 2012.

The proxy statement and this notice are available online at www.proxyvote.com.  YOU CAN VOTE OVER THE INTERNET BY LOGGING ON TO WWW.PROXYVOTE.COM, AND FOLLOWING THE INSTRUCTIONS PROVIDED.  TO VOTE OVER THE INTERNET, YOU WILL BE REQUIRED TO ENTER THE UNIQUE CONTROL NUMBER IMPRINTED ON YOUR PROXY CARD.  YOU CAN ALSO VOTE BY TELEPHONE AT 1-800-690-6903.

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE SPECIAL MEETING.  A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.  YOU MAY ALSO AUTHORIZE A PROXY BY TELEPHONE OR THROUGH THE INTERNET SITE DESIGNATED ON THE PROXY CARD.

If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Regan & Associates, Inc., which is assisting Meta Financial, toll-free at (800) 737-3426.

META FINANCIAL GROUP, INC.
5501 South Broadband Lane
Sioux Falls, South Dakota 57108
(605) 782-1767

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
To be held September 27, 2012

INTRODUCTION

The Board of Directors of Meta Financial Group, Inc. (“Meta Financial” or the “Company”) is using this proxy statement to solicit proxies from the holders of Company common stock for use at Meta Financial’s Special Meeting of Stockholders (the “Special Meeting”).  We are mailing this proxy statement and the enclosed proxy card to our stockholders on or about September [ • ], 2012.

Certain information provided herein relates to MetaBank, which is a wholly owned subsidiary of Meta Financial.

INFORMATION ABOUT THE SPECIAL MEETING

Time and Place of the Special Meeting; Matters to be Considered at the Special Meeting

Time and Place of the Special Meeting. The Special Meeting will be held as follows:

Date:	September 27, 2012
Time:	9:00 a.m., local time
Place:	MetaBank 5501 South Broadband Lane Sioux Falls, South Dakota 57108

Matters to be Considered at the Special Meeting.  At the Special Meeting, stockholders of Meta Financial will be asked to consider and vote on the following Proposals:

Proposal 1:  To consider and vote upon a proposal to approve and adopt an amendment to Article Fourth of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), which would (a) increase the total number of authorized shares of the Company’s capital stock to Thirteen Million (13,000,000) shares from Six Million (6,000,000) shares; (b) increase the total number of authorized shares of Common Stock, par value $0.01 per share (“Common Stock”), to Ten Million (10,000,000) shares from Five Million Two Hundred Thousand (5,200,000) shares; (c) increase the total number of authorized shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”), to Three Million (3,000,000) shares from Eight Hundred Thousand (800,000) shares; and (d) provide for the right of the Company to increase or decrease the number of authorized shares of any class of stock of the Company (but not below the number of shares of such class then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote irrespective of the class vote requirements set forth in Section 242(b)(2) of the General Corporation Law of the State of Delaware (the “DGCL”).

Proposal 2:  To consider and vote upon a proposal to approve the issuance of an aggregate of approximately 1,562,800 shares of Common Stock (subject to adjustment as described in Proposal 2) pursuant to the terms of nine separate securities purchase agreements entered into in connection with private placement transactions described in this proxy statement.

The stockholders will also transact any other business that may properly come before the Special Meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the Special Meeting other than the matters described in this proxy statement.

Voting Rights; Vote Required

Voting Rights of Stockholders.  August 30, 2012 is the record date for the Special Meeting (the “Record Date”).  Only stockholders of record of Common Stock as of the close of business on that date are entitled to notice of, and to vote at, the Special Meeting.  You are entitled to one vote for each share of Common Stock that you own.  On the Record Date, a total of 3,851,837 shares of Common Stock were outstanding and entitled to vote at the Special Meeting.

Employee Plan Shares.  We maintain the Meta Financial Employee Stock Ownership Plan (the "ESOP") and the MetaBank Profit Sharing 401(k) Plan (collectively, the “Employee Plans”), which hold collectively approximately 6.37% of the Common Stock outstanding as of the Record Date.  Subject to certain eligibility requirements, employees of Meta Financial and MetaBank participate in one or both of the Employee Plans.  Each participant in an Employee Plan is entitled to instruct the trustee of such Employee Plan how to vote such participant’s shares of Common Stock allocated to his or her Employee Plan account.  If an Employee Plan participant properly executes the voting instruction card distributed by the Employee Plan trustee, the Employee Plan trustee will vote such participant’s shares in accordance with the participant’s instructions.  If properly executed voting instruction cards are returned to the Employee Plan trustee with no specific instruction as to how to vote at the Special Meeting, the trustee may vote such shares in its discretion.  If the Employee Plan participant fails to give timely or properly executed voting instructions to the trustee with respect to the voting of Common Stock that is allocated to the participant’s Employee Plan account, the Employee Plan trustee may vote such shares in its discretion.  The Employee Plan trustee will vote the shares of Common Stock held in the Employee Plans but not allocated to any participant’s account in the manner directed by the majority of the participants who directed the trustee as to the manner of voting their allocated shares.  As of the Record Date, all the shares held in the Employee Plans were allocated.

Shares held by a Broker.  If you are the beneficial owner of shares held by a broker in “street name,” your broker, as the record holder of the shares, will vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items.  A “broker non-vote” is submitted when a member broker returns a proxy card and indicates that, with respect to a particular matter, it is not voting a specified number of shares on that matter, as it has not received voting instructions with respect to those shares from the beneficial owner and does not have “discretionary” authority to vote those shares on such matter.  Each of Proposals 1 and 2 is considered a “non-discretionary” matter.  Accordingly, your broker may not vote your shares with respect to these proposals without instructions from you.

Votes Required for a Quorum.  A quorum is necessary in order for us to conduct the Special Meeting, and if one-third of all the shares entitled to vote are in attendance at the meeting, either in person or by proxy, then the quorum requirement is met.  Broker non-votes will be counted for purposes of determining whether there is a quorum.

Votes Required to Approve each Proposal.

●
Proposal 1:  Approval and Adoption of the Amendment to the Certificate of Incorporation.  The affirmative vote of at least a majority of the outstanding stock entitled to vote is required to approve and adopt the amendment to the Certificate of Incorporation contemplated by Proposal 1.  Abstentions and broker non-votes will have the same effect as votes “against” this proposal.

●
Proposal 2:  Approval of the Issuance of an aggregate of approximately 1,562,800 shares of Common Stock (subject to adjustment as described in Proposal 2) in the Private Placements.  The affirmative vote of a majority of the votes of the shares present, in person or represented by proxy, and entitled to vote is required to approve the issuance of an aggregate of approximately 1,562,800 shares of Common Stock (subject to adjustment) in the private placements described in Proposal 2.  Abstentions are treated as shares present and not voting, so abstaining has the same effect as voting “against” this proposal.  Broker non-votes will have no effect on this proposal.

2

The members of the Board of Directors recommend that you vote “FOR” each of Proposals 1 and 2 set forth in this proxy statement.  Pursuant to the terms of the separate securities purchase agreements entered into by the Company with the investors in the various private placements described in Proposal 2, each investor agreed to vote all of the shares of Common Stock beneficially owned by such investor (if any) in favor of Proposals 1 and 2 set forth herein.  The shares of Common Stock held by such investors represent approximately 23% of the shares of Common Stock issued and outstanding as of the Record Date.  Further, members of the Board of Directors and members of management beneficially own an aggregate of 385,946 shares outstanding as of the Record Date, which represent approximately 10% of the shares of Common Stock issued and outstanding as of the Record Date, and such members of the Board of Directors and members of management have advised the Company of their intention to vote in favor of Proposals 1 and 2 set forth herein.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

Voting of Proxies.  You may vote in person at the Special Meeting or by proxy.  To ensure your representation at the Special Meeting, we recommend that you vote now by proxy even if you plan to attend the Special Meeting.  You may change your vote by attending and voting at the Special Meeting or by submitting another proxy with a later date.  See “—Revocability of Proxies” below.

Voting instructions are included on your proxy card.  Shares of Common Stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder’s instructions.  If properly executed proxies are returned to Meta Financial with no specific instruction as to how to vote at the Special Meeting, the persons named in the proxy will vote the shares “FOR” each of Proposals 1 and 2.

VOTE BY TELEPHONE — 1-800-690-6903.  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the day before the meeting date.  Have your proxy card in hand when you call and then follow the instructions.  If you vote by telephone, please do not mail your Proxy Card.

VOTE BY INTERNET — www.proxyvote.com.  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 26, 2012, the day before the date of the Special Meeting.  Have your proxy card in hand when you access the website, and follow the instructions to obtain your records and to create an electronic voting instruction form.  If you vote by Internet, please do not mail your Proxy Card.

The Internet voting procedures are designed to authenticate Meta Financial’s stockholders’ identities, to allow Meta Financial’s stockholders to give their voting instructions, and to confirm that Meta Financial’s stockholders’ instructions have been recorded properly.  Stockholders who wish to vote over the Internet should be aware that there might be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

Any Meta Financial stockholder of record desiring to vote over the Internet will be required to enter the unique control number imprinted on such holder’s proxy card and should therefore have his or her proxy card in hand when initiating the session.  To vote over the Internet, log on to the website www.proxyvote.com, and follow the instructions provided. Instructions are also included on the proxy card.

The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Special Meeting in accordance with their best judgment.  We are not aware of any other matters to be presented at the Special Meeting other than those described in the Notice of Special Meeting of Stockholders accompanying this document.

3

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children, in which case you would receive three separate proxy cards to vote.

Counting of Votes.  Regan & Associates, Inc., which we have engaged to serve as proxy solicitor in connection with the Special Meeting, will collect and tabulate all proxies from brokers and banks.  David W. Leedom, Executive Vice President, Secretary, Treasurer and Chief Financial Officer of the Company, will act as the inspector of election and will count the votes at the Special Meeting.

Revocability of Proxies.  You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date (your proxy card must be received before the start of the Special Meeting);

•
notifying the Corporate Secretary of Meta Financial in writing before the Special Meeting that you have revoked your proxy (the notification must be received by the close of business on September 26, 2012); or

•	voting in person at the Special Meeting.

If you plan to attend the Special Meeting and wish to cast your vote in person, we will give you a ballot at the Special Meeting.  However, if your shares are held in the name of your broker, bank, or other nominee, you must bring an authorization letter from the broker, bank, or nominee indicating that you were the beneficial owner of Common Stock on the Record Date if you wish to vote in person.

If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Regan & Associates, Inc., toll-free at (800) 737-3426.

Proxy Solicitation Costs.  We will pay our own costs of soliciting proxies.  In addition to this mailing, Meta Financial’s directors, officers, and employees may also solicit proxies personally, electronically, or by telephone.  We will also reimburse brokers, banks, and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.  We have engaged Regan & Associates, Inc., a proxy solicitor, to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies.  We estimate that the fee for such services will be approximately $8,000.00.

4

STOCK OWNERSHIP

Except as otherwise noted, the following table presents information regarding the beneficial ownership of Common Stock as of the Record Date, August 30, 2012, by:

•	those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than 5% of the outstanding Common Stock;

•	each director of Meta Financial;

•
each “named executive officer” of Meta Financial named in the Summary Compensation Table appearing under “Executive Compensation” set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) with respect to its Annual Meeting of Stockholders held on January 30, 2012; and

•	all of the executive officers and directors of Meta Financial as a group.

The table also sets forth as adjusted information regarding the expected beneficial ownership of the Common Stock by such persons and other persons that are expected to beneficially own more than five percent of the Common Stock immediately following the consummation of the Private Placements (as defined below in Proposal 1), assuming both of Proposals 1 and 2 are approved at the Special Meeting, on a pro forma basis as if the Private Placements were consummated on the Record Date.  The persons named in the table below have sole voting power for all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.

Beneficial ownership is determined in accordance with the rules of the SEC.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock which that person has the right to acquire within 60 days of the applicable date, including through the exercise of options or other rights or the conversion of another security, are deemed outstanding for that person.  Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  Percentage ownership is based upon 3,851,837 shares of Common Stock outstanding as of the Record Date, and with respect to the adjusted information, an estimated total of 5,414,637 shares of Common Stock assuming the consummation of the Private Placements on the Record Date.

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Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (Record Date)	Percent of Class (Record Date)	Amount and Nature of Beneficial Ownership (after Private Placements)	Percent of Class (after Private Placements)

5% Stockholders
Philadelphia Financial Management of San Francisco, LLC (2)	371,223	9.64%	471,223	8.70%
450 Sansome St. #1500
San Francisco, CA 94111

ACP MFG Holdings, LLC (3)	370,000	9.61%	541,000	9.99%
400 Hamilton Avenue, Suite 230
Palo Alto, CA 94301

Continental Partners, L.P. Continental Advisors LLC (4) David P. Purcell	268,407	6.97%	268,407	4.96%
227 West Monroe Street
Chicago, IL 60606

Cash America International, Inc. (5)	265,000	6.88%	265,000	4.89%
1600 West 7th Street
Fort Worth, TX 76102

Meta Financial Group, Inc. Employee Stock Ownership Plan (6)	245,288	6.37%	245,288	4.53%

Long Meadow Holdings, L.P. (7)	228,983	5.94%	228,983	4.23%
1200 High Ridge Road
Stamford, CT 06905

Wellington Management Company, LLP (8)	—	—	535,500	9.89%
c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

Named Executive Officers & Directors
James S. Haahr (9)	174,616	4.53%	174,616	3.22%

J. Tyler Haahr (10)	224,538	5.71%	224,538	4.09%

Bradley C. Hanson (11)	124,433	3.15%	124,433	2.26%

Troy Moore III (12)	97,123	2.50%	97,123	1.78%

Rodney G. Muilenburg	83,461	2.17%	83,461	1.54%

E. Thurman Gaskill (13)	54,114	1.40%	54,114	1.00%

Jeanne Partlow	8,678	*	8,678	*

Frederick V. Moore	2,739	*	2,739	*

David W. Leedom (14)	37,090	*	37,090	*

Directors and executive officers of Meta Financial as a group (8 persons) (15)	632,176	15.43%	632,176	11.17%

*	Indicates less than 1%.

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(1)
Except as otherwise indicated in the table, the address for the Meta Financial Group, Inc. Employee Stock Ownership Plan and each director and executive officer is c/o Meta Financial Group, Inc., 5501 South Broadband Lane, Sioux Falls, South Dakota 57108.

(2)
Based upon representations made to the Company pursuant to the securities purchase agreement, dated as of August 16, 2012, among the Company and Boathouse Row I, LP, Boathouse Row II, LP and Boathouse Row Offshore, Ltd. entered into in connection with the Private Placements.  Includes shares of Common Stock issued to each of Boathouse Row I, LP, Boathouse Row II, LP and Boathouse Row Offshore, Ltd. in connection with the consummation of the May 2012 Private Placements (as defined below in Proposal 2) on May 9, 2012.  Boathouse Row I, LP, Boathouse Row II, LP and Boathouse Row Offshore, Ltd. are private investment funds of which Philadelphia Financial Management of San Francisco, LLC is the general partner and/or investment manager. Jordan Hymowitz, Justin Hughes and Rachael Clarke of Philadelphia Financial Management of San Francisco, LLC make investment and voting decisions as to the securities held by these investment funds.

(3)
Based upon representations made to the Company pursuant to the securities purchase agreement, dated as of August 16, 2012, between the Company and ACP MFG Holdings, LLC entered into in connection with the Private Placements.  Includes shares of Common Stock issued in connection with the consummation of the May 2012 Private Placements on May 9, 2012.  The investment and voting decisions of ACP MFG Holdings, LLC are made by the members of its Board of Managers, consisting of Jesse Rogers, Randall Eason, Casey Lynch and Keoni Schwartz.  ACP Investment Fund, L.P. (“ACP Investment Fund”) has the sole power to appoint members of the Board of Managers of ACP MFG Holdings, LLC.  ACP Investment Fund GP, L.P. (“ACP GP”) is the general partner of ACP Investment Fund.  ACP Investment Fund Management, LLC (“ACP Management”) is the general partner of ACP GP.  The investment and voting decisions of ACP Management are made by its members, and no member holds sole control of such investment or voting decisions.  The members of ACP Management are Jesse Rogers, Randall Eason, Casey Lynch and Keoni Schwartz.

(4)
As reflected in a Schedule 13G filed February 14, 2012.  Continental Partners, L.P. has shared voting and dispositive power with respect to 215,784 shares of Common Stock, while Continental Advisors LLC and David P. Purcell have shared voting and dispositive power with respect to 268,407 shares of Common Stock.  David P. Purcell is the managing member of Continental Advisors LLC, an entity which serves as the general partner of Continental Partners, L.P., an investment adviser.

(5)	As reflected in a Schedule 13D filed on February 5, 2010.

(6)
All shares are allocated to ESOP participant accounts, such shares are voted by the trustee in accordance with participant instructions or may be voted in the trustee’s discretion if no participant instruction, and are distributable in accordance with the ESOP terms, with the effect that the ESOP and the participants share voting and dispositive power.

(7)
As reflected in a Schedule 13G filed on May 22, 2012.  Long Meadow Investors, LLC (“LMI”) is the general partner of Long Meadow Holdings, L.P. (“LMH”).  Each of Jonathan W. Old, III and Michael J. Moss is a managing member of LMI and shares investment and voting decisions as to the securities held by LMH.

7

(8)
Based upon representations made to the Company pursuant to the securities purchase agreement, dated as of August 16, 2012, among the Company and Bay Pond Partners, L.P., Wolf Creek Partners, L.P., Bay Pond Investors (Bermuda) L.P., Wolf Creek Investors (Bermuda) L.P., Ithan Creek Master Investment Partnership (Cayman) II, L.P. and Ithan Creek Master Investors (Cayman) L.P., entered into in connection with the Private Placements.  Wellington Management Company, LLP (“Wellington Management”) is an investment adviser registered under the Investment Advisers Act of 1940.  Wellington Management, in such capacity, may be deemed to share beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) over the shares held by its client accounts. The aggregate of 535,500 shares of Common Stock reflected in the table above as being beneficially owned by Wellington Management includes 13,500 shares, 232,400 shares, 140,800 shares, 56,500 shares, 49,500 shares and 42,800 shares of Common Stock proposed to be purchased in the Private Placements by Ithan Creek Master Investment Partnership (Cayman) II, L.P., Bay Pond Partners, L.P., Bay Pond Investors (Bermuda), L.P., Ithan Creek Master Investors (Cayman), L.P., Wolf Creek Partners, L.P. and Wolf Creek Investors (Bermuda), L.P., respectively.

(9)	Includes 8,386.90 shares held by a limited liability company of which Mr. James S. Haahr is a member. Mr. Haahr retired as a director and Chairman of the Board as of September 30, 2011.

(10)
Includes 79,365 shares which Mr. J. Tyler Haahr has the right to acquire pursuant to stock options within 60 days after the Record Date and 67,159 shares held by a trust of which Mr. J. Tyler Haahr is a trustee.

(11)	Includes 100,404 shares which Mr. Hanson has the right to acquire pursuant to stock options within 60 days after the Record Date.

(12)	Includes 36,369 shares which Mr. Moore has the right to acquire pursuant to stock options within 60 days after the Record Date.

(13)	Includes 50,114 shares as to which Mr. Gaskill has reported shared ownership.

(14)	Includes 30,092 shares which Mr. Leedom has the right to acquire pursuant to stock options within 60 days after the Record Date.

(15)
Includes shares held directly, as well as jointly with family members or held by trusts, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power.  Included in the shares reported as beneficially owned by all directors and executive officers are options to acquire 246,230 shares of Common Stock exercisable within 60 days after the Record Date.

8

PROPOSAL 1:
APPROVAL AND ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

On August 16, 2012, the Board of Directors voted to approve and adopt, and to recommend that stockholders approve and adopt, an amendment to the Certificate of Incorporation to (a) increase the total number of authorized shares of the Company’s capital stock to Thirteen Million (13,000,000) shares from Six Million (6,000,000) shares; (b) increase the total number of authorized shares of Common Stock to Ten Million (10,000,000) shares from Five Million Two Hundred Thousand (5,200,000) shares; (c) increase the total number of authorized shares of Preferred Stock to Three Million (3,000,000) shares from Eight Hundred Thousand (800,000) shares; and (d) provide for the right of the Company to increase or decrease the number of authorized shares of any class of stock of the Company (but not below the number of shares of such class then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote irrespective of the class vote requirements set forth in Section 242(b)(2) of the DGCL.

As of August 30, 2012, the Record Date:

•	4,012,999 shares of Common Stock were issued (including 161,162 shares of Common Stock held in treasury) and 3,851,837 shares were outstanding;
•	1,067,955 shares of Common Stock have been reserved for issuance under the Company’s equity compensation plans; and
•	No shares of Preferred Stock were issued and outstanding.

The Board of Directors believes it is advisable and in the best interests of the Company’s stockholders to make available additional authorized but unissued shares of Common Stock and Preferred Stock in order to maintain the Company’s flexibility to use capital stock for financing, acquisitions involving the issuances of shares or other business purposes in the future.  The newly authorized shares of Common Stock and Preferred Stock will constitute additional shares of the existing classes of Common Stock and Preferred Stock, respectively.  The newly authorized shares of Common Stock, if and when issued, will have the same rights and privileges as the shares of Common Stock currently authorized.  The Common Stock is not entitled to preemptive rights.  Consistent with the existing authorized shares of Preferred Stock (none of which are issued and outstanding), if this Proposal 1 is approved, the Board of Directors will be authorized, in accordance with the Certificate of Incorporation, and subject to the limitations set forth therein, to fix the designations, powers, preferences and rights, and the qualifications, limitations or restrictions of the newly authorized shares of Preferred Stock.

As discussed in greater detail in Proposal 2, the Company has entered into nine separate securities purchase agreements (collectively, the “Purchase Agreements”), pursuant to which the Company has agreed to issue to institutional and individual accredited investors in various private placement transactions (collectively, the “Private Placements”), subject to stockholder approval, an aggregate of approximately 1,562,800 shares of Common Stock, subject to adjustment pursuant to the terms of the Purchase Agreements as described in Proposal 2.  Upon stockholder approval of this Proposal 1, other than the issuance of the shares of Common Stock in connection with the Private Placements, the Company does not have any specific plans to issue additional shares of Common Stock or Preferred Stock based upon the increased number of shares authorized by this Proposal 1. Additional shares of Common Stock and shares of Preferred Stock may be used in the future for various purposes, including paying stock dividends or effecting stock splits; raising capital; providing equity incentives to directors and employees to attract and retain talented personnel; expanding the Company’s business through acquisitions or other strategic transactions involving the issuances of shares; and other general corporate purposes.

Reasons for the Amendment to the Certificate of Incorporation

The Company is a registered savings and loan holding company regulated by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  The Company owns all the issued and outstanding shares of MetaBank, which is a federally chartered savings bank regulated by the Office of the Comptroller of the Currency (the “OCC”), the accounts of which are insured up to applicable limits by the Federal Deposit Insurance Corporation (the “FDIC”).  The Company and MetaBank have submitted and updated capital plans under the terms of the separate Consent Orders dated July 15, 2011 entered into by each of the Company and MetaBank with the Office of Thrift Supervision (the “Consent Orders”).  In order to support the growth of the Company’s Meta Payment System division (“MPS”) and MetaBank in general, these capital plans reflect strategies for the preservation and enhancement of capital approved by the respective Boards of Directors of the Company and MetaBank. During the nine months ended June 30, 2012, MetaBank has increased its assets from $1.3 billion to $1.5 billion principally funded by the growth of its retail deposits from prepaid cards issued by MPS under existing programs.  As reflected in the Company’s most recent Form 10-Q for the quarter ended June 30, 2012, at June 30, 2012, MetaBank was well-capitalized under federal bank regulatory guidelines.  While MetaBank’s earnings have been a source of additional capital to support this growth, the Board of Directors of the Company believes that an additional capital raise, such as through the consummation of the Private Placements, is the most efficient means of securing additional capital in a timely manner.

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As discussed in greater detail in Proposal 2, the Company has entered into nine separate Purchase Agreements in connection with the Private Placements, pursuant to which the Company is expecting, subject to the terms and conditions of each thereof and subject to stockholder approval of this Proposal 1 and Proposal 2, to issue an aggregate of approximately 1,562,800 shares of Common Stock (subject to adjustment pursuant to the terms of the Purchase Agreements as described in Proposal 2).  However, as of August 30, 2012, only 119,046 shares of Common Stock remained unissued and unreserved.  Stockholder approval of the proposed increase in the number of authorized shares of Common Stock contemplated by this Proposal 1 will make sufficient shares of Common Stock available in order to consummate the Private Placements so that additional capital may be raised.  Further, the Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock and Preferred Stock will provide the Company with the flexibility necessary to pursue the Company’s strategic objectives and capital plan.  Consistent with the currently authorized but unissued shares of Common Stock and Preferred Stock, the additional shares of Common Stock and Preferred Stock authorized by this Proposal 1, if approved by stockholders, would be available for issuance without further action by stockholders, unless further action is required by law, the rules of the NASDAQ Stock Market or any other stock exchange on which the Common Stock or the Preferred Stock, as applicable, may be then listed.

If stockholders approve and adopt the Certificate of Amendment to the Certificate of Incorporation, the Company will also be able to increase or decrease the number of authorized shares of any class of stock of the Company (but not below the number of shares of such class then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote irrespective of the class vote requirements set forth in Section 242(b)(2) of the DGCL, subject to such other voting rights as may be granted to the holders of any class or series of any class of capital stock of the Company.  The Board of Directors believes that this right, as expressly permitted to be adopted by Section 242(b)(2) of the DGCL, will provide the Company and its stockholders with flexibility to pursue transactions that may contemplate the issuance of capital stock of the Company, and the ability to proceed efficiently in seeking to obtain approval of the holders of voting capital stock of the Company, without the need of a separate vote or votes of classes of stock of the Company, which class of stock may represent only a small amount, in number, voting power or otherwise, of the outstanding capital stock of the Company.

If stockholders do not approve and adopt the proposed Certificate of Amendment to the Certificate of Incorporation, the Company will not be able to consummate the Private Placements or otherwise pursue the actions noted above when determined by the Board to be appropriate and in the best interests of the Company and its stockholders.

Consequences of Proposal 1

This Proposal 1 to increase the authorized number of shares of Common Stock and Preferred Stock has been prompted by business and financial considerations.  As discussed above and in greater detail in Proposal 2, if this Proposal 1 is not approved, the Company will not be able to consummate the Private Placements or otherwise raise capital in accordance with its capital plan in a timely manner, if at all.  See “Proposal 2 – Approval of the Issuance of an aggregate of approximately 1,562,800 shares of Common Stock (subject to adjustment) in the Private Placements – Consequences of Proposal 2” below for a more detailed description of the consequences if the requisite stockholders approve or do not approve the Private Placements and Proposal 2.  The Company and MetBank also cannot predict whether, and to what extent, their banking regulators will take any action with respect to the sufficiency of the Company’s and MetBank’s capital if this Proposal 1 is not approved by the Company’s stockholders.  Among other things, the Company’s and MetaBank’s regulators have broad powers to issue directives and formal orders if they believe the Company’s or MetaBank’s capital is insufficient.

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While this Proposal 1 is not intended by the Board of Directors to prevent or discourage any actual or threatened takeover of the Company, if this Proposal 1 is approved, under certain circumstances, the amendments contemplated by this Proposal 1 could have anti-takeover effects.  For example, in the event of a hostile attempt to acquire control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of Common Stock or Preferred Stock (which may be convertible into shares of Common Stock), thereby diluting the voting power of the other outstanding shares of Common Stock and increasing the potential cost to acquire control of the Company.  The proposed amendment may also have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes to the Board of Directors that stockholders may wish to make if they are dissatisfied with the performance of the Common Stock.  The additional shares of Common Stock and Preferred Stock could also be issued in private placements or other transactions without stockholder approval, subject to applicable law and applicable rules and regulations of any securities exchange on which the Company’s shares of capital stock are listed, permitting the acquisition by a holder of a large number of shares of Common Stock or Preferred Stock (which may be convertible into shares of Common Stock).  Accordingly, if this proposal is adopted, the increase in the number of authorized shares of Common Stock and Preferred Stock may render more difficult or discourage a merger, tender offer or proxy contest (and thereby potentially limit the opportunity for stockholders to dispose of their shares of Common Stock at the higher price generally available in takeover attempts or that may be available under a merger proposal) or the replacement or removal of management or the Board of Directors.  Any such anti-takeover effects may be beneficial to management and the Board of Directors and could have an adverse impact on stockholders.

The Company currently has no plans to issue newly authorized shares of Common Stock or Preferred Stock for the purpose of discouraging third parties from attempting to acquire the Company.  Although the Board of Directors is motivated by business and financial considerations unrelated to anti-takeover considerations in proposing the increase in the number of authorized shares of Common Stock and Preferred Stock, stockholders nevertheless should be aware that any issuance of newly authorized shares of Common Stock or Preferred Stock, regardless of the intent, could have an anti-takeover effect. In addition, because stockholders do not have preemptive rights with respect to the Common Stock or the Preferred Stock, to the extent that additional authorized shares of Common Stock or shares of Preferred Stock are issued in the future, they will decrease the respective percentage equity ownership of existing holders of Common Stock and Preferred Stock, if any, and depending on the price at which they are issued, could be dilutive to existing stockholders.

As described above, if stockholders approve and adopt the Certificate of Amendment to the Certificate of Incorporation, the Company will also be able to increase or decrease the number of authorized shares of any class of stock of the Company (but not below the number of shares of such class then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote irrespective of the class vote requirements set forth in Section 242(b)(2) of the DGCL.  If this Proposal 1 is not approved, however, the approval of the holders of the outstanding shares of a class of stock of the Company, voting as a separate class, will continue to be required to increase or decrease the number of authorized shares of any such class, regardless of how few shares of such class of stock may be outstanding relative to the aggregate shares of capital stock of the Company as may then be outstanding.

Description of Potential Takeover Defensive Provisions

The following discussion is a general summary of certain material provisions in the Certificate of Incorporation and the Company’s Amended and Restated By-laws, in each case as in effect as of the date of this proxy statement, which may be deemed to have an “anti-takeover” effect and could potentially discourage or even prevent a bid to acquire the Company, which might otherwise result in stockholders receiving a premium for their stock.  The Certificate of Amendment to the Certificate of Incorporation, a copy of which, substantially in the form to be filed with the Secretary of State of the State of Delaware, is attached hereto as Appendix A, does not amend any of the following provisions.

The Certificate of Incorporation provides that the Board of Directors will be divided into three classes, with directors in each class elected for three-year staggered terms.  Thus, it would take two annual elections to replace a majority of the Board of Directors.  The size of the Board of Directors may be increased or decreased only by a majority vote of the Board of Directors, and any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors, shall be filled for the remainder of the unexpired term by a majority vote of the directors then in office.  The stockholders of the Company do not have cumulative voting rights in the election of directors and a director may only be removed for cause by the affirmative vote of 75% of the shares of stock eligible to vote.  The Certificate of Incorporation further provides that to be eligible to serve as a director, persons must meet certain eligibility criteria.  The Company’s Amended and Restated By-laws impose certain notice and information requirements in connection with the nomination by stockholders of candidates for election to the Board of Directors or the proposal by stockholders of business to be acted upon at an annual meeting of stockholders.

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The Certificate of Incorporation further provides that a special meeting of the Company’s stockholders may be called only pursuant to a resolution adopted by a majority of the Board of Directors.

The Certificate of Incorporation also authorizes the Board of Directors to issue preferred stock from time to time in one or more series subject to applicable provisions of law.  In the event of a proposed merger, tender offer or other attempt to gain control of the Company that the Board of Directors does not approve, it might be possible for the Board of Directors to authorize the issuance of a series of the Preferred Stock with rights and preferences that would impede the completion of such a transaction.

The Certificate of Incorporation further provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned (pursuant to Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, by a person who beneficially owns in excess of 10% of the then-outstanding shares of the Common Stock (the “Limit”) be entitled or permitted to any vote in respect of the shares of the Common Stock held in excess of the Limit.

The Certificate of Incorporation also requires that certain business combinations, as defined therein, between the Company (or any majority-owned subsidiary thereof) and a 10% or more stockholder either (1) be approved by at least 75% of the total number of outstanding shares of the Company’s voting stock, voting as a single class, (2) be approved by a majority of the disinterested directors of the Board of Directors or (3) involve consideration per share of stock generally equal to that paid by such 10% stockholder when it acquired its block of stock.

Finally, amendments to the Certificate of Incorporation must be approved by a majority of the outstanding shares of the Company’s voting stock; provided, however, that approval by at least 75% of the outstanding voting stock is generally required for certain provisions (i.e., provisions relating to number, classification, election and removal of directors; amendment of by-laws; calling of special stockholder meetings; offers to acquire and acquisitions of control; director liability; certain business combinations; power of indemnification; and amendments to provisions relating to the foregoing in the Certificate of Incorporation).  The Company’s Amended and Restated By-laws may be amended by a majority of the Board of Directors or the affirmative vote of at least 75% of the total votes eligible to be voted at a duly constituted meeting of stockholders.

Effectiveness of Amendment to the Certificate of Incorporation

If stockholders approve and adopt the proposed amendment to the Certificate of Incorporation contemplated by this Proposal 1, the Company will promptly file the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware following stockholder approval, whereupon the Certificate of Amendment to the Certificate of Incorporation will become effective.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION CONTEMPLATED BY THIS PROPOSAL 1.

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PROPOSAL 2:
APPROVAL OF THE ISSUANCE OF AN AGGREGATE OF APPROXIMATELY 1,562,800 SHARES OF COMMON STOCK (SUBJECT TO ADJUSTMENT)
IN THE PRIVATE PLACEMENTS

This Proposal 2 contemplates the approval of the issuance of an aggregate of approximately 1,562,800 shares of Common Stock (subject to adjustment pursuant to the Purchase Agreements as described below) in the Private Placements pursuant to, and subject to the terms and conditions of, nine separate securities purchase agreements, a summary of the terms of which are described below.

Certain members of management and outside legal counsel to the Company during several meetings presented to the Board of Directors the terms of proposed capital raising transactions.  The Board of Directors considered the growth prospects of the Company and MetaBank, the Company’s and MetaBank’s capital plan submitted to and discussed with the Federal Reserve and the OCC under the terms of the Consent Orders, and alternatives to the proposed capital raising transaction.  After considering such factors, the Board of Directors, at a meeting held on August 16, 2012, determined that it was in the best interests of the Company and its stockholders to enter into the proposed Private Placements and directed management to negotiate and finalize the terms of the Private Placements.

On August 16, 2012, the Company entered into nine separate Purchase Agreements with the following investors: an affiliate of Altamont Capital Partners (the “Altamont Investor”), affiliates of Philadelphia Financial Management of San Francisco, LLC (“PFM”), and NetSpend Holdings, Inc., each of which is an existing stockholder of the Company; an affiliate of Brookside Equity Partners LLC; an affiliate of JTH Holding Inc., parent of Liberty Tax Service; affiliates of Weintraub Capital Management, L.P.; affiliates of Harvest Capital Strategies LLC; institutional investors advised by Wellington Management; and certain individual accredited investors.  Each of the nine Purchase Agreements is attached as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2012.  Attached as Appendix B to this proxy statement is one of the Purchase Agreements entered into by the Company in connection with the Private Placements, which the Company believes is representative of the material terms of the Purchase Agreements.  Pursuant to the Purchase Agreements, the Company agreed to sell in private placements an aggregate of approximately 1,562,800 shares of Common Stock (subject to adjustment pursuant to the Purchase Agreements) to the investors, at a price per share of $21.91, for aggregate consideration of approximately $34.2 million.  The pricing of the shares of Common Stock was determined based upon the arithmetic average of the daily volume weighted average price of the Common Stock for the 20 trading days ending on August 7, 2012, the seventh trading day preceding the date of the Purchase Agreements.

Under certain of the Purchase Agreements, several of the investors agreed to purchase either (x) a number of shares of Common Stock which, when added to the shares of Common Stock held by such investors, would represent a specified percent of the issued and outstanding shares of Common Stock as of the closings after giving effect to the total number of shares of Common Stock issued in the Private Placements or (y) the lesser of a fixed number of shares of Common Stock and a number of shares of Common Stock which, when added to the shares of Common Stock held by such investors, would represent a specified percent of the issued and outstanding shares of Common Stock as of the closings after giving effect to the total number of shares of Common Stock issued in the Private Placements.  Consequently, the number of shares of Common Stock to be issued in the Private Placements will be greater than the approximate aggregate 1,562,800 shares calculated as of the Record Date as a result of any issuances under the Company's equity incentive plan and as contributions to the ESOP following the Record Date and prior to the closings of the Private Placements.  For illustration purposes only, if following the Record Date, the Company's outstanding shares of Common Stock increase by 100,000 shares at the closings of the Private Placements (prior to giving effect to the issuance and sale of the shares of Common Stock in the Private Placements), the aggregate number of shares of Common Stock issuable in the Private Placements would increase by approximately 17,000 shares from the 1,562,800 shares calculated at the Record Date.  Accordingly, approval of this Proposal 2 includes the approval of the issuance of the shares of Common Stock required to be issued pursuant to the Purchase Agreements in the Private Placements, including the issuance of any shares of Common Stock in excess of the approximate aggregate 1,562,800 shares calculated as of the Record Date.

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The respective Purchase Agreements contain customary representations, warranties and covenants of the Company and the investor or investors, as applicable, party thereto, including, among others, the Company’s agreement to call and hold this Special Meeting, as soon as reasonably practicable, for the purpose of voting on Proposals 1 and 2 set forth herein, to prepare and file this proxy statement with the SEC and to secure and maintain the listing of the shares of Common Stock proposed to be issued in the Private Placements on the NASDAQ Global Market (which is sometimes referred to in this proxy statement as “NASDAQ”), as well as indemnification obligations of the Company for the benefit of such investor or investors. Pursuant to the terms of the separate Purchase Agreements, if Proposals 1 and 2 included herein are not approved by the Company’s stockholders at the Special Meeting, upon timely written notice from the Company to the investors in the Private Placements, the Company may seek to obtain stockholder approval of such Proposals at a subsequent stockholder meeting.  The closings of the Private Placements contemplated by the Purchase Agreements are subject to approval by holders of a majority of the outstanding shares of Common Stock of the Certificate of Amendment to the Certificate of Incorporation, discussed in greater detail in Proposal 1, as well as the approval by holders representing a majority of votes cast at a meeting of the Company’s stockholders of the Private Placements, as contemplated by this Proposal 2.  In addition to stockholder approval, the closings of the Private Placements are subject to certain customary conditions, including the non-occurrence of a material adverse effect as to the Company and that a minimum of 700,000 shares of Common Stock be issued at the closings of the Private Placements.  Each of the Purchase Agreements may be terminated by either the Company or the respective investor or investors, as applicable, party thereto under certain circumstances, including if the Company’s stockholders fail to approve the Private Placements or the closing contemplated thereby has not occurred by February 12, 2013.

In connection with the private placement of shares of Common Stock to the Altamont Investor, the Company has agreed to pay to Sandler O’Neill & Partners, L.P. a placement agent fee of approximately $37,000; the Company has not agreed to pay any other placement agent fees in connection with the other Private Placements.  The approximate 1,562,800 shares of Common Stock (subject to adjustment pursuant to the Purchase Agreements as described in this Proposal 2) that are proposed to be sold in the Private Placements represent, in the aggregate, approximately 40% of the shares of Common Stock issued and outstanding as of August 16, 2012, and approximately 29% of the shares of Common Stock issued and outstanding as of the closing date of the Private Placements (assuming a total of 5,414,637 shares of Common Stock are outstanding as of such closing date after giving effect to the issuance of 1,562,800 shares of Common Stock in the Private Placements).

Pursuant to the Purchase Agreements, the Company and each of the investors in the Private Placements also agreed to enter into, concurrently with the closings of the Private Placements, separate registration rights agreements (each, a “Registration Rights Agreement”), each in substantially the form attached as Exhibit A to the Purchase Agreement attached to this proxy statement as Appendix B, pursuant to which the Company will agree to prepare and file with the SEC a registration statement covering the resale of shares of Common Stock proposed to be issued in the Private Placements within 30 days after the closings of the Private Placements and to use commercially reasonable efforts to cause such registration statement to be declared effective within 120 days of such closings or the Company will be obligated, in certain circumstances, to pay to the investors in the Private Placements a negotiated amount of liquidated damages.  In addition, the Company agreed to enter into, concurrently with the closings of the Private Placements, separate investor rights agreements with the Altamont Investor and an affiliate of Brookside Equity Partners LLC, which (1) provide these investors with the right to periodically meet with certain members of the Company’s management to discuss the operations, business and affairs of the Company and its subsidiaries and to receive certain monthly financial statements so long as the respective investor continues to hold at least 75% of Common Stock purchased by it in the Private Placements, and (2) contain provisions relating to the Company providing these investors with customary assistance as such investors may reasonably request under certain circumstances in connection with a potential sale to a purchaser of at least 50% of the combined shares of Common Stock purchased by each respective investor in the Private Placements. As to the Altamont Investor, the respective ownership percentages above include the shares purchased by it in the May 2012 Private Placements (as defined below).

The foregoing is a summary of the material terms of the Purchase Agreements and the Registration Rights Agreements and is qualified in its entirety by reference to the form of the Purchase Agreement attached hereto as Appendix B and to the form of Registration Rights Agreement attached as Exhibit A to Appendix B hereto, respectively, each of which is incorporated by reference herein.  Stockholders are urged to carefully read the forms of such agreements in their entirety.

On May 9, 2012, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 11, 2012, the Company also entered into and consummated transactions contemplated by separate securities purchase agreements with the Altamont Investor, entities affiliated with PFM and Long Meadow Holdings, L.P., pursuant to which the Company sold an aggregate of 640,000 shares of Common Stock for aggregate consideration of $13,184,000, or $20.60 per share (collectively, the “May 2012 Private Placements”).  The pricing of the shares of Common Stock for the May 2012 Private Placements was determined based upon the arithmetic average of the daily volume weighted average price for the 20 trading days ending on the trading day immediately preceding the day that was three trading days preceding the consummation of the May 2012 Private Placements.   The 640,000 shares of Common Stock sold to the investors in the May 2012 Private Placements represented, in the aggregate, approximately (a) 19.99% of the issued and outstanding shares of Common Stock immediately prior to giving effect to such sales, and (b) 16.7% of the issued and outstanding shares of Common Stock immediately following such sales.

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NASDAQ Stockholder Approval Requirement for Issuance of Shares of Common Stock in the Private Placements

The Common Stock is listed on the NASDAQ; accordingly, the Company is subject to the rules and regulations of NASDAQ.  NASDAQ Marketplace Rule 5635(d) requires stockholder approval prior to the issuance of any securities in a private placement transaction if the number of shares of common stock sold, issued or which may potentially be issued is equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price per share less than the greater of the book value and the market value of the common stock.

The per share purchase price of $21.91 of the shares of Common Stock to be issued in the Private Placements is less than $27.48, the book value per share of the Common Stock at June 30, 2012.  Further, the per share purchase price of $20.60 of the aggregate 640,000 shares of Common Stock issued in the May 2012 Private Placements is less than $27.27, the book value per share of the Common Stock at March 31, 2012.  In each case, the applicable book value per share of the Common Stock was greater than $22.53, the closing bid price of the Common Stock on the last completed trading day prior to the execution and delivery of the Purchase Agreements, and $20.49, the closing bid price of the Common Stock on the last completed trading day prior to the execution and delivery of the securities purchase agreements entered into in connection with the May 2012 Private Placements.  The approximate aggregate 1,562,800 shares of Common Stock (subject to adjustment pursuant to the Purchase Agreements as described in this Proposal 2) proposed to be issued in the Private Placements represent, in the aggregate, approximately 40% of the shares of Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreements.  Further, NASDAQ may, for purposes of Rule 5635(d) of the NASDAQ Marketplace Rules and determining whether the threshold for stockholder approval has been triggered, aggregate the proposed issuance of such shares of Common Stock in the Private Placements with the Company’s issuance of the 640,000 shares of Common Stock issued in the May 2012 Private Placements.  The approximate 1,562,800 shares of Common Stock (subject to adjustment pursuant to the Purchase Agreements) proposed to be issued in the Private Placements, when aggregated with the 640,000 shares of Common Stock issued in the May 2012 Private Placements, would represent approximately 69% of the shares of Common Stock issued and outstanding prior to the closing of the May 2012 Private Placements.  As the Company previously consummated the May 2012 Private Placements on May 9, 2012 and issued the aggregate 640,000 shares of Common Stock to the investors in the May 2012 Private Placements, the Company is seeking approval of the Company’s issuance of an aggregate of approximately 1,562,800 shares of Common Stock (subject to adjustment as described herein) in the Private Placements, but is not required to seek the approval of its stockholders of the May 2012 Private Placements (as no approval was then required in order to consummate the May 2012 Private Placements under Rule 5635(d) of the NASDAQ Marketplace Rules).

Reasons for Consummating the Private Placements

As discussed in Proposal 1, as a result of the Company’s significant growth in its assets and deposits in recent years, the Company must continue to support this growth with an infusion of capital.  The Board of Directors believes that, in an effort to maintain adequate capital for the Company and MetaBank, and in accordance with the Company’s capital plan submitted to and discussed with the OCC under the terms of the Consent Orders, it is in the best interests of the Company to raise additional capital, including through the consummation of the Private Placements.  The Board of Directors is also mindful of new capital proposals under consideration by the Federal Reserve and the OCC that are expected to increase bank and holding company capital requirements, the latter of which are being phased in, and are additionally mindful of Basel III, the most recent effort by the Basel Committee on Banking Supervision (of which senior representatives of United States bank supervisory authorities are a part) to strengthen global capital and liquidity rules.  Finally, management believes that the Private Placements are important components in the Company’s plan for MetaBank’s business and capital plan, which is subject to OCC review under the terms of the Consent Orders.

Consequences of Proposal 2

If this Proposal 2 is approved and the Private Placements are consummated, the Company will receive aggregate gross proceeds of approximately $34.2 million in the Private Placements.  Pursuant to the terms of the Purchase Agreements, the Company is required to use at least 90% of the net proceeds from the Private Placements to further capitalize MetaBank, its bank subsidiary, in order to support expected significant growth due to existing and anticipated MPS programs, and the remainder of the net proceeds is expected to be used for general corporate purposes by the Company.  The proceeds from the Private Placements will qualify as Tier 1 capital.  With the proceeds of the Private Placements, the Company anticipates that MetaBank’s regulatory capital ratios will in 2012 and 2013 remain well above the levels required of well-capitalized institutions.  The Company further believes that this additional capital will enable it to execute its strategic objectives and growth plan and generate value for the Company’s stockholders.

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Further, if this Proposal 2 is approved, following the consummation of the Private Placements, the investors in the Private Placements will have registration rights with respect to shares of Common Stock held by them.  Any such shares of the Company’s capital stock, if and when registered for resale pursuant to an effective registration statement, will be freely transferable without restriction under the Securities Act of 1933.  Such shares of capital stock may also be transferable under Rule 144 under the Securities Act of 1933, as amended, subject in some cases to limitations imposed by Rule 144.  If large quantities of Common Stock are sold (or if it is perceived that they may be sold) in the public market, the trading price of the Common Stock could be materially adversely affected.

Moreover, if this Proposal 2 is approved, following the consummation of the Private Placements, approximately 1,562,800 additional shares of Common Stock (subject to adjustment pursuant to the Purchase Agreements as described in this Proposal 2) will be outstanding, representing approximately 40% of the 3,846,617 shares of Common Stock outstanding as of August 16, 2012, the date we entered into the Purchase Agreements.  As a result, our existing stockholders will incur substantial dilution to their voting interests and will own a significantly smaller percentage of our outstanding shares of Common Stock as a result of the consummation of the Private Placements.

If this Proposal 2 is not approved by our stockholders at the Special Meeting, the Private Placements will not be consummated.  Although the Company has the right, pursuant to the terms of the nine separate Purchase Agreements by the giving of timely written notice to the investors following the Special Meeting, to try to obtain stockholder approval of Proposals 1 and 2 at a subsequent stockholder meeting, the Company cannot provide any assurances that it will exercise such right or, if the Company does exercise such right, whether Proposals 1 and 2 would be approved at a subsequent stockholder meeting held prior to the date of February 12, 2013 (which is the date on which the investors shall have the right to terminate their respective Purchase Agreements).

Further, should this Proposal 2 not be approved, management believes that the Company and MetaBank will not currently be able to increase their capital on economic and contractual terms as favorable to the Company and MetaBank as under the Private Placements. The Company and MetaBank also cannot predict whether, and to what extent, their banking regulators will take any action with respect to the sufficiency of the Company’s and MetaBank’s capital if this Proposal 2 is not approved by the Company’s stockholders.  Among other things, the Company’s and MetaBank’s regulators have broad powers to issue directives and formal orders if they believe the Company’s or MetaBank’s capital is insufficient. Failure to remain well-capitalized, or to attain potentially even higher levels of capitalization that could be required in the future by our regulators under our current capital plan or updated capital plan, under regulatory initiatives mandated by Congress, or under global regulatory frameworks for bank capital levels implemented by our regulators, could adversely affect the Company's earnings and prospects.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF AN AGGREGATE OF APPROXIMATELY 1,562,800 SHARES OF COMMON STOCK (SUBJECT TO ADJUSTMENT) PURSUANT TO THE PRIVATE PLACEMENTS.

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PRO FORMA EFFECT OF AMENDMENT  TO CERTIFICATE OF INCORPORATION AND PRIVATE PLACEMENTS ON STOCKHOLDERS’ EQUITY,
 BOOK VALUE PER SHARE OF COMMON STOCK AND CAPITAL RATIOS

The following tables set forth the Company’s stockholders’ equity and book value per share of Common Stock outstanding as of June 30, 2012 on an actual basis and on a pro forma basis as adjusted to give effect to (1) the amendment to the Certificate of Incorporation contemplated by Proposal 1 pursuant to the Certificate of Amendment to the Certificate of Incorporation, a copy of which, substantially in the form to be filed with the Secretary of State of the State of Delaware, is attached hereto as Appendix A, to, among other things, (a) increase the total number of authorized shares of Common Stock to Ten Million (10,000,000) shares from Five Million Two Hundred Thousand (5,200,000) shares, and (b) increase the total number of authorized shares of Preferred Stock to Three Million (3,000,000) shares from Eight Hundred Thousand (800,000) shares; and (2) the issuance of an aggregate of 1,562,800 shares of Common Stock in the Private Placements, as described in detail in Proposal 2, in each case as if such amendment to the Certificate of Incorporation became effective on, and the Private Placements were consummated on, June 30, 2012.

	June 30, 2012
	Actual	Pro Forma As Adjusted
	(unaudited) (dollars in thousands, except per share data)
Stockholders’ Equity:
Preferred stock, 800,000 shares authorized, no shares issued or outstanding at June 30, 2012; on a pro forma basis giving effect to the amendment to the Certificate of Incorporation, 3,000,000 shares authorized, no shares issued or outstanding	$-	$-
Common stock, $.01 par value; 5,200,000 shares authorized at June 30, 2012, 4,012,999 shares issued and 3,846,617 shares outstanding at June 30, 2012; on a pro forma basis giving effect to the amendment to the Certificate of Incorporation and the Private Placements, 10,000,000 shares authorized, 5,575,799 shares issued and 5,409,417 shares outstanding	40	56
Additional paid-in capital	45,330	78,786
Retained earnings – substantially restricted	59,610	59,610
Accumulated other comprehensive income	3,508	3,508
Treasury stock, 166,382 common shares, at cost, at June 30, 2012	(2,789)	(2,789)
Total stockholders’ equity	$105,699	$139,171

	June 30, 2012
	Actual	Pro Forma As Adjusted
	(unaudited)
Book Value per share of Common Stock:
Book value per common share outstanding	$27.48	$25.87
Tangible book value per common share outstanding	$26.95	$25.49

17

The following table sets forth MetaBank’s capital ratios as of June 30, 2012 on an actual basis and on a pro forma basis as adjusted to give effect to the consummation of the Private Placements, as described in detail in Proposal 2, and the contribution by the Company to MetaBank of 90% of the net proceeds of the Private Placements as Tier 1 Capital, pursuant to the terms of the Purchase Agreements, in each case as if the Private Placements and such contribution of the net proceeds of the Private Placements were consummated on June 30, 2012.

	June 30, 2012
	Actual	Pro Forma As Adjusted
	(unaudited)
MetaBank Capital Ratios:
Tier 1 (core) capital (to adjusted total assets)	7.07%	8.85%
Tier 1 (core) capital (to risk-weighted assets)	17.62%	22.56%
Total risk-based capital (to risk-weighted assets)	18.35%	23.29%
Tier 1 (core) capital (to average adjusted total assets)	7.46%	9.54%

18

STOCKHOLDER PROPOSALS FOR THE YEAR 2013 ANNUAL MEETING

Under Rule 14a-8 under the Exchange Act, stockholder proposals to be presented at Meta Financial’s 2013 Annual Meeting of Stockholders must be received by our Secretary no later than September 2, 2012 to be eligible for inclusion in Meta Financial’s proxy statement and form of proxy related to the 2013 Annual Meeting.  Any such proposal will be subject to the requirements of the proxy rules adopted under the Exchange Act, and as with any stockholder proposal (regardless of whether such proposal is included in Meta Financial’s proxy materials), Meta Financial’s certificate of incorporation and by-laws, and Delaware law.

To be considered for presentation at the next Annual Meeting, but not for inclusion in the Company’s proxy statement and form of proxy for that meeting, proposals must be received by the Company by the Deadline.  As reflected in the Company’s by-laws, the “Deadline” means the date that is 60 days prior to the anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 50 days from such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting is first made.  If a stockholder proposal that is received by the Company after the Deadline is raised at the next Annual Meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company’s proxy statement for such Annual Meeting.

Pursuant to the Company’s by-laws, stockholders may nominate a person or persons for election to the Board of Directors at a meeting of stockholders at which directors are to be elected by delivering timely notice in writing to its Secretary.  To be timely, a stockholder’s notice must be delivered or mailed to and received at the Company’s principal executive offices not less than 30 days prior to the date of the meeting; provided, however, that in the event that less than 40 days’ notice or prior disclosure of the date of the meeting is given or made to stockholders, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Special Meeting other than those matters described above in this proxy statement.  However, if any other matter should properly come before the Special Meeting or any adjournment or postponement thereof, it is intended that holders of the proxies will vote in accordance with their judgment.

19

Appendix A

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
META FINANCIAL GROUP, INC.

META FINANCIAL GROUP, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Act”), DOES HEREBY CERTIFY THAT:

1.              Section A of Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

“FOURTH:

A.           The total number of shares of all classes of stock which the Corporation shall have the authority to issue is thirteen million (13,000,000), consisting of:

1.           three million (3,000,000) shares of preferred stock, par value one cent ($.01) per share (the “Preferred Stock”); and

2.           ten million (10,000,000) shares of common stock, par value one cent ($.01) per share (the “Common Stock”).

Subject to the provisions set forth in this Certificate of Incorporation, in accordance with the provisions of Section 242(b)(2) of the Act, the number of authorized shares of any class of stock of the Corporation may be increased or decreased (but not below the number of shares of such class then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote irrespective of the class vote requirements set forth in Section 242(b)(2) of the Act.

2.             The aforementioned amendments were duly adopted by the Board of Directors of the Corporation, and by the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation, in accordance with the provisions of Section 242 of the Act.

Appendix B

SECURITIES PURCHASE AGREEMENT

by and among

META FINANCIAL GROUP, INC.

(the “Company”)

and

BAY POND PARTNERS, L.P.

WOLF CREEK PARTNERS, L.P.

BAY POND INVESTORS (BERMUDA) L.P.

WOLF CREEK INVESTORS (BERMUDA) L.P.

ITHAN CREEK MASTER INVESTMENT PARTNERSHIP (CAYMAN) II, L.P.

and

ITHAN CREEK MASTER INVESTORS (CAYMAN) L.P.

(collectively, the “Buyers”)

August 16, 2012

TABLE OF CONTENTS

Page

1.	PURCHASE AND SALE OF COMMON STOCK.	2

(A)	SHARES OF COMMON STOCK	2
(B)	CLOSING	2
(C)	PURCHASE PRICE	2
(D)	FORM OF PAYMENT	3

2.	BUYERS’ REPRESENTATIONS AND WARRANTIES.	3

(A)	ORGANIZATION; AUTHORITY	3
(B)	NO PUBLIC SALE OR DISTRIBUTION	4
(C)	ACCREDITED INVESTOR STATUS; SOPHISTICATION	4
(D)	RELIANCE ON EXEMPTIONS	4
(E)	CERTAIN SECURITIES TRANSACTIONS	4
(F)	INFORMATION	5
(G)	NO GOVERNMENTAL REVIEW	5
(H)	TRANSFER OR RESALE	5
(I)	LEGENDS	6
(J)	NO CONFLICTS	7
(K)	BANK REGULATORY AGENCIES	7
(L)	STATUS OF THE BUYERS	7
(M)	STOCK OWNERSHIP	8
(N)	RESIDENCY	8
(O)	NO BROKER	8

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.	8

(A)	ORGANIZATION AND QUALIFICATION	9
(B)	STATUS OF COMPANY AND SUBSIDIARIES	9
(C)	AUTHORIZATION; ENFORCEMENT; VALIDITY	9
(D)	ISSUANCE OF SHARES; NO RESTRICTIONS ON TRANSFER	9
(E)	NO CONFLICTS	10
(F)	CONSENTS	10
(G)	NO GENERAL SOLICITATION; PLACEMENT AGENT’S FEES	10
(H)	NO REGISTRATION DUE TO INTEGRATED OFFERING	11
(I)	APPLICATION OF TAKEOVER AND OTHER PROTECTIONS; RIGHTS AGREEMENT	11
(J)	SEC DOCUMENTS; FINANCIAL STATEMENTS.	11
(K)	ACCURACY OF INFORMATION; DISCLOSURE	12
(L)	ABSENCE OF CERTAIN CHANGES.	12
(M)	NO UNDISCLOSED LIABILITIES	13
(N)	CONDUCT OF BUSINESS; REGULATORY PERMITS.	14
(O)	INVESTMENT COMPANY STATUS	14

i

(P)	TRANSACTIONS WITH AFFILIATES	14
(Q)	AGREEMENTS WITH REGULATORY AGENCIES	15
(R)	EQUITY CAPITALIZATION	16
(S)	SUBSIDIARIES	17
(T)	ABSENCE OF LITIGATION	17
(U)	PROPERTIES AND LEASES	17
(V)	INSURANCE	17
(W)	TAX STATUS	18
(X)	MANIPULATION OF PRICE	18
(Y)	SHELL COMPANY STATUS	18
(Z)	U.S. REAL PROPERTY HOLDING CORPORATION STATUS	18
(AA)	ALLOWANCE FOR POSSIBLE LOAN LOSSES	18
(BB)	INTELLECTUAL PROPERTY	19

4.	COVENANTS.	19

(A)	STOCKHOLDERS’ MEETING.	19
(B)	PROXY STATEMENT.	19
(C)	FORM D AND BLUE SKY	21
(D)	REPORTS	22
(E)	USE OF PROCEEDS	22
(F)	LISTING	22
(G)	CONDUCT OF THE BUSINESS	22
(H)	ACCESS TO INFORMATION	23
(I)	EFFORTS TO CONSUMMATE TRANSACTION; COOPERATION; FILING OF CHARTER AMENDMENT	23
(J)	NASDAQ STOCK ISSUANCE NOTICE	24
(K)	EXPENSES	24
(L)	PLEDGE OF SHARES	24
(M)	DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION	24
(N)	CERTAIN FUTURE ACTIONS	25
(O)	STANDSTILL	28
(P)	INTENTIONALLY OMITTED	29
(Q)	CONFIDENTIALITY	29
(R)	DISCLOSURE LETTER UPDATES	30

5.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.	30

6.	CONDITIONS TO THE BUYERS’ OBLIGATION TO PURCHASE.	31

7.	SURVIVAL AND INDEMNIFICATION.	34

(A)	SURVIVAL	34
(B)	INDEMNIFICATION	34
(C)	PROCEDURE	34
(D)	REIMBURSEMENT	35

ii

8.	TERMINATION.	35

(A)	TERMINATION BY MUTUAL AGREEMENT	35
(B)	TERMINATION FOR FAILURE TO CLOSE	36
(C)	TERMINATION FOR BREACH	36
(D)	TERMINATION FOR NO STOCKHOLDER APPROVAL	36
(E)	EFFECTS OF TERMINATION	36

9.	MISCELLANEOUS.	36

(A)	DEFINITIONS	36
(B)	GOVERNING LAW; JURISDICTION; JURY TRIAL	43
(C)	COUNTERPARTS	43
(D)	HEADINGS	43
(E)	SEVERABILITY	43
(F)	ENTIRE AGREEMENT; AMENDMENTS	44
(G)	NOTICES	44
(H)	SUCCESSORS AND ASSIGNS	45
(I)	NO THIRD PARTY BENEFICIARIES	45
(J)	FURTHER ASSURANCES	46
(K)	NO STRICT CONSTRUCTION	46
(L)	REMEDIES	46
(M)	ACKNOWLEDGMENT REGARDING BUYERS’ SHARES	46
(N)	BUYERS’ ACKNOWLEDGMENTS REGARDING OTHER PRIVATE PLACEMENTS	46
(O)	INTERPRETIVE MATTERS	47
(P)	INDEPENDENT NATURE OF BUYERS’ OBLIGATIONS AND RIGHTS	47

Schedules

Schedule 1        Share Allocation
Schedule 9(a)   Knowledge of the Company

Disclosure Letter

Exhibits

Exhibit A           Form of Registration Rights Agreement

iii

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of August 16, 2012, by and among Meta Financial Group, Inc., a Delaware corporation, with headquarters located at 121 East Fifth Street, Storm Lake, Iowa 50588 (the “Company”), and Bay Pond Partners, L.P., a limited partnership organized and existing under the laws of the State of Delaware, Wolf Creek Partners, L.P., a limited partnership organized and existing under the laws of the State of Delaware, Bay Pond Investors (Bermuda) L.P., a limited partnership organized and existing under the laws of Bermuda, Wolf Creek Investors (Bermuda) L.P., a limited partnership organized and existing under the laws of Bermuda, Ithan Creek Master Investment Partnership (Cayman) II, L.P., a limited partnership organized and existing under the laws of the Cayman Islands, and Ithan Creek Master Investors (Cayman) L.P., a limited partnership organized and existing under the laws of the Cayman Islands (each, a “Buyer” and, collectively, the “Buyers”).  Certain defined terms used herein are listed in Section 9(a).

WHEREAS:

A.          The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.           The Buyers wish to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, certain shares of common stock, par value $0.01, of the Company (the “Common Stock”).

C.           Contemporaneously with and as a condition to the Closing, the Company and the Buyers will enter into a Registration Rights Agreement pursuant to the terms of which the Company shall file a registration statement with respect to the resale of the shares of Common Stock purchased by the Buyers hereunder.

D.           The Company desires to issue and sell additional shares of Common Stock pursuant to one or more other private placements with Other Investors, which sales are intended to close simultaneously with the Closing hereunder or at such other times as the parties thereto shall agree (the “Other Private Placements”).

E.           In connection with the issuance and sale of shares of Common Stock to the Buyers hereunder and the issuance and sale of shares of Common Stock to Other Investors in connection with the Other Private Placements and for general corporate purposes, the Company intends to amend its certificate of incorporation to, among other things, (i) increase the total number of authorized shares of Common Stock and (ii) increase the total number of authorized shares of the Company’s preferred stock, par value $.01 per share.

F.           The Company desires to obtain the approval of its stockholders in connection with the issuance and sale of the shares of Common Stock to the Buyers hereunder and the issuance and sale of shares of Common Stock to Other Investors in connection with the Other Private Placements in order to comply with Rule 5635(d)(2) of the NASDAQ Stock Market Rules, which rule requires an issuer to, in certain circumstances, obtain stockholder approval prior to the sale, issuance or potential issuance in a transaction (other than a public offering) of common stock (or securities convertible into or exercisable for common stock) equal to 20% of the common stock of the issuer outstanding prior to the issuance.

G.           The Company’s Board of Directors has approved (i) the amendments to the Company’s certificate of incorporation described in Section 4(a)(i) hereof and (ii) the transactions contemplated by this Agreement and the Other Private Placements.

NOW, THEREFORE, the Company and the Buyers hereby agree as follows:

1.             PURCHASE AND SALE OF COMMON STOCK.

(a)          Shares of Common Stock.  Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to each Buyer, and each Buyer hereby agrees, severally and not jointly, to purchase from the Company, on the Closing Date, its Pro Rata Percentage (as defined below) of the lesser of (i) five hundred thirty-five thousand five hundred (535,500) shares of Common Stock and (ii) such number of shares of Common Stock which, when added to any shares of Common Stock beneficially owned by the Buyers and their Affiliates on and as of the Closing Date, would represent 9.9% of the then total issued and outstanding shares of Common Stock as of the Closing Date (after taking into account all other shares of Common Stock issued to any Other Investor on the Closing Date pursuant to any Other Private Placement) (the number of shares of Common Stock so purchased by the Buyers is referred to herein as the “Shares”).  The Shares shall be allocated among the Buyers on the Closing Date in proportion to the percentage set forth opposite such Buyer’s name on Schedule 1 attached hereto (each, a Buyer’s “Pro Rata Percentage”).

(b)          Closing.  The closing (the “Closing”) of the purchase of the Shares by the Buyers shall occur at the offices of Katten Muchin Rosenman LLP, 2900 K Street, NW, North Tower, Suite 200, Washington, DC 20007.  The date and time of the Closing (the “Closing Date”) shall be 1:00 p.m., New York City Time, on the second Business Day following the Business Day on which all of the conditions to the Closing set forth in Sections 5 and 6 below shall have been satisfied or waived by the parties hereto (other than those conditions required to be satisfied on the Closing Date, in which case, such conditions shall have been so satisfied or waived as of the Closing Date) or such other date and time as is mutually agreed to by the Company and the Buyers.

(c)          Purchase Price.  The aggregate purchase price for all the Shares to be purchased by the Buyers (the “Purchase Price”) shall be an amount equal to (i) the number of Shares to be issued hereunder multiplied by (ii) the price which represents the arithmetic average of the VWAP for the Common Stock on each of the trading days during the twenty (20) consecutive trading-day period (including any trading days during such period on which no Common Stock was reported to have been traded) ending on (and including) the trading day immediately preceding the day that is six (6) trading days prior to the date hereof (unless the transaction is announced publicly more than six (6) trading days prior to the date hereof, in which case the twenty (20) consecutive trading-day period shall end on (and include) the trading day immediately preceding the day the transaction is publicly announced) (the price so determined by this clause (ii), the “VWAP Average”).  Each Buyer shall be responsible solely for its Pro Rata Percentage of the Purchase Price, and not for any other portion of the Purchase Price.  For purposes hereof, “VWAP” means, for any date, the dollar volume-weighted average price per share for the Common Stock on the Principal Market (or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded) during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time (or such other time as its Principal Market or such other exchange or market, as applicable, publicly announces is the official close of trading), as reported by Bloomberg and, if applicable, through its “Volume at Price” function.  The parties hereto agree that the VWAP Average calculated pursuant to this Section 1(c) on the date hereof is equal to $21.91.

(d)          Form of Payment.  On the Closing Date, (i) each Buyer shall pay to the Company at the Closing its ratable share of the Purchase Price as set forth on Schedule 1 attached hereto for the Shares issued and sold to such Buyer hereunder by wire transfer of immediately available funds in accordance with the Company’s written wire instructions which shall be given to the Buyers in writing not later than one (1) day prior to the Closing Date, and (ii) the Company shall issue and deliver to each Buyer (or its designated custodian per its written delivery instructions) its Shares in a single stock certificate (registered in such name as provided in writing by such Buyer in its delivery instructions), free and clear of all restrictive legends (except as expressly provided in Section 2(i) hereof), evidencing the number of Shares being purchased by such Buyer.  Notwithstanding anything to the contrary set forth herein, a Buyer shall not be required to send its payment by wire transfer until it (or its designated custodian) confirms receipt of its Shares; provided, that, in the event that a Buyer fails to timely pay to the Company all or any portion of such Buyer’s Pro Rata Percentage of the Purchase Price in accordance with this Section 1(d), and without in any way limiting any of the Company’s rights or remedies set forth in this Agreement, any other agreement or contract or under any Law, such Buyer shall take all action necessary or appropriate to promptly return to the Company, through a nationally recognized overnight courier service, the stock certificate representing such Shares.

2.             BUYERS’ REPRESENTATIONS AND WARRANTIES.

As of the date hereof, and as of the Closing Date, each Buyer, severally and not jointly (and as to itself only) represents and warrants that:

(a)          Organization; Authority.  Such Buyer is a limited partnership and is duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite limited partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and each other Transaction Document to which it is or will be a party and otherwise to carry out its obligations hereunder and thereunder.  This Agreement and each other Transaction Document to which it is or will be a party have been, or when executed and delivered will have been, duly authorized, executed and delivered by such Buyer and constitute or, when executed and delivered, will constitute, the legal, valid and binding obligations of such Buyer, enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar Laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.  Such Buyer is an entity advised by Wellington Management Company, LLP.

(b)           No Public Sale or Distribution.  Such Buyer is acquiring the Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempt from the registration requirements under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the 1933 Act.  Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to resell or distribute any of the Shares in violation of the 1933 Act.

(c)           Accredited Investor Status; Sophistication.

(i)           Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(ii)           Such Buyer has, by reason of its business and financial experience, such knowledge, sophistication and experience in financial and business matters and in making investment decisions of the type contemplated hereby that it is capable of (A) evaluating the merits and risks of an investment in the Shares and making an informed investment decision, (B) protecting its own interests (financially or otherwise), and (C) bearing the economic risk of such investment for an indefinite period of time.

(d)           Reliance on Exemptions.  Such Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Shares.

(e)           Certain Securities Transactions.  During the period (the “Pre-Announcement Period”) beginning with the date on which such Buyer or Wellington Management Company, LLP, its investment adviser, commenced discussions with the Company in respect of the transactions contemplated hereby and ending on the date of the filing of the Pre-Closing 8-K, neither such Buyer nor any Affiliate controlled by such Buyer, nor to the knowledge of such Buyer any Affiliate controlling such Buyer, including Wellington Management Company, LLP, has entered, or will enter, into any transaction in respect of or involving the Common Stock or any Convertible Securities or Options, including any purchase or sale, derivative or hedging transaction, other than the transaction to purchase the Shares as contemplated by this Agreement.  Without limiting the foregoing, during the Pre-Announcement Period, such Buyer has not and will not engage in any transaction constituting a “short sale” (as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) of shares of Common Stock or establish an open “put equivalent position” (within the meaning of Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock.

(f)           Information.  Such Buyer and its advisors, if any, have received all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by such Buyer.  Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of, and have received answers from, the Company regarding the Company and the transactions contemplated hereby.  Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors or representatives, nor any other statement made by such Buyer in this Section 2, shall modify, amend or affect the Company’s representations and warranties contained herein or such Buyer’s right to rely thereon.  Such Buyer understands that its investment in the Shares involves a high degree of risk.  Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

(g)           No Governmental Review.  Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(h)           Transfer or Resale.  Such Buyer understands that:

(i)            the Shares have not been and, except as provided in the Registration Rights Agreement, are not being registered under the 1933 Act or any state securities Laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder and sold, assigned or transferred pursuant to an effective registration statement, (B) such Buyer shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company, which opinion shall be in a form reasonably acceptable to the Company and the transfer agent for the Common Stock, to the effect that such Shares to be sold, assigned or transferred have been or are being sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance, and certifications to the effect, that (I) such Shares have been or are being sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (“Rule 144”) or Rule 144A promulgated under the 1933 Act (or successor rule thereto) (“Rule 144A”) or (II) such Buyer is not an Affiliate of the Company and the Shares can then be sold by such Buyer pursuant to Rule 144 without any restrictions or limitations thereunder and without compliance with the current public information requirement thereof;

(ii)           any sale of the Shares made in reliance on Rule 144 or Rule 144A shall be made in accordance with the terms of Rule 144 or Rule 144A, as applicable, and, further, if Rule 144 or Rule 144A is not applicable, any resale of the Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and

(iii)           except as set forth in the Registration Rights Agreement, neither the Company nor any other Person is under any obligation to register the Shares under the 1933 Act or any state securities Laws or to comply with the terms and conditions of any exemption thereunder.

The Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Shares and such pledge of Shares shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and, except as required by applicable Law, such Buyer shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement, including this Section 2(h), in connection with such a pledge.

(i)            Legends.  Such Buyer understands that the stock certificates representing the Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates in violation of the restrictions on transfer set forth herein):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY AND THE TRANSFER AGENT FOR THE COMPANY’S COMMON STOCK, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

The legend set forth above shall be removed and the Company shall issue one or more certificates without such legend to the holder of the Shares upon which it is stamped, unless otherwise required by state securities Laws, if (i) such Shares are registered for resale and shall be resold pursuant to an effective registration statement under the 1933 Act, (ii) such Buyer shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company, which opinion shall be in a form reasonably acceptable to the Company and the transfer agent for the Common Stock, to the effect that such Shares may be freely sold without restriction or limitation without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurance, and certification to the effect, that (A) the Shares have been or are being sold, assigned or transferred pursuant to Rule 144 or Rule 144A or (B) such holder is not an Affiliate of the Company and the Shares can be sold by such holder pursuant to Rule 144 without any restrictions or limitations under Rule 144 and without compliance with the current public information requirement thereof.

(j)          No Conflicts.  The execution, delivery and performance by such Buyer of this Agreement and the other Transaction Documents to which it is or will be a party and the consummation by such Buyer of the transactions contemplated hereby and thereby, will not (i) result in a violation of the organizational or formation documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any Law (including federal and state securities Laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(k)          Bank Regulatory Agencies.  Other than passivity or anti-association commitments requested by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) from a Buyer or its Affiliates to ensure that none of them are deemed to control the Company or MetaBank for purposes of the Home Owners’ Loan Act of 1933, as amended (“HOLA”), or 12 C.F.R. Part 238, neither such Buyer nor its Affiliates are required to obtain any consent, authorization or order of, or make any filing or registration with, any bank regulatory authority or agency in order for such Buyer to execute or deliver this Agreement or any of the other Transaction Documents to which it is or will be a party or perform any of its obligations under or as contemplated by this Agreement or any of the other Transaction Documents to which it is or will be a party in accordance with the terms hereof or thereof.  Without limiting the generality of the foregoing sentence, such Buyer is not in “control” (rebuttably or otherwise, as such term is used in 12 C.F.R. Part 238) and has not acted in concert, and is not “acting in concert” within the meaning of 12 C.F.R. §238.31(b)(2) or (d), with any Person (including any of its Affiliates) to knowingly participate in joint activity or parallel action towards a common goal of acquiring control of the Company, whether or not pursuant to an express agreement, such that it would result in such Buyer or any of its Affiliates to be determined by the Federal Reserve (A) to have the power, directly or indirectly, to exercise a controlling influence over, or direct, the management or policies of the Company or any Subsidiary, (B) to have acquired, or to be attempting to acquire, control (rebuttably or otherwise, as such term is used in 12 C.F.R. Part 238) of the Company or any Subsidiary, or otherwise be required to register as a savings and loan holding company, as such term is defined in 12 C.F.R. § 238.2(m), (C) to be an “affiliate” (as defined under 12 C.F.R. § 238.2(a)) of any Subsidiary, such that any transactions between the Buyers and such Subsidiary would be subject to compliance with §§ 23A and 23B of the Federal Reserve Act or Regulation W, 12 C.F.R. Part 223, or (D) to be an “insider” (as defined in 12 C.F.R. § 215.2) of the Company or any Subsidiary such that any transactions between such Buyer and its Affiliates, on the one hand, and the Company and such Subsidiary, on the other, would be subject to compliance with Regulation O of 12 C.F.R. § 215.

(l)          Status of the Buyers.  Neither such Buyer nor any of its Affiliates shall, as a result of such Buyer entering into, or performing under, this Agreement and the other Transaction Documents to which it is or will be a party (A) has the power, directly or indirectly, to exercise a controlling influence over, or direct, the management or policies of the Company or any Subsidiary, (B) be in “control” of the Company or any Subsidiary, as such term is used in 12 C.F.R. Part 238, or otherwise be required to register as a savings and loan holding company, as such term is defined in 12 C.F.R. § 238.2(m), or (C) be an “affiliate” (as defined under 12 C.F.R. § 238.2(a)) of any Subsidiary, such that any transactions between such Buyer and such Subsidiary would be subject to compliance with §§ 23A and 23B of the Federal Reserve Act or Regulation W, 12 C.F.R. Part 223.

(m)          Stock Ownership.  Neither such Buyer nor any of its Affiliates own beneficially or of record any Common Stock or other securities of the Company other than, as of the Closing Date, the Shares purchased by the Buyers hereunder.

(n)          Residency.  Bay Pond Partners, L.P. is formed under the Laws of the State of Delaware and its principal office is located in the Commonwealth of Massachusetts; Wolf Creek Partners, L.P. is formed under the Laws of the State of Delaware and its principal office is located in the Commonwealth of Massachusetts; Bay Pond Investors (Bermuda) L.P. is formed under the Laws of Bermuda and its principal office is located in Bermuda; Wolf Creek Investors (Bermuda) L.P. is formed under the Laws of Bermuda and its principal office is located in Bermuda; Ithan Creek Master Investment Partnership (Cayman) II, L.P. is formed under the Laws of the Cayman Islands and its principal office is located in the Cayman Islands; and Ithan Creek Master Investors (Cayman) L.P. is formed under the Laws of the Cayman Islands and its principal office is located in the Cayman Islands.

(o)          No Broker.  Such Buyer has not engaged any broker or other similar agent in connection with its purchase of the Shares.

3.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Buyer as of the date hereof and as of the Closing Date that, except as otherwise disclosed or incorporated by reference and readily apparent in: (i) the Company’s Annual Report on Form 10-K for the year ended September 30, 2011 or any of its other reports and forms filed with or furnished to the SEC under Section 12, 13, 14 or 15(d) of the 1934 Act, after September 30, 2011 and publicly available before the date of this Agreement and, solely with respect to the representations and warranties made by the Company in this Agreement as of the Closing Date, all such other reports and forms filed or furnished by the Company with the SEC under the 1934 Act after the date of this Agreement and publicly available before the Closing Date (in each case including any amendments or supplements thereto, but excluding risk factors and/or any other disclosures of risks included in any forward-looking statement disclaimers or other statements that are similarly nonspecific and are predictive and forward-looking in nature); or (ii) the disclosure letter dated as of the date hereof separately provided to the Buyers in connection with, and containing qualifications or information with respect to the provisions of, this Agreement and, solely with respect to the representations and warranties made by the Company in this Agreement as of the Closing Date, as set forth in any disclosure letter delivered to each Buyer prior to the Closing Date pursuant to Section 4(r) hereof solely for the purposes of the representations and warranties made by the Company as of the Closing Date (such disclosure letter, and, as applicable, as supplemented by the disclosure schedules delivered pursuant to Section 4(r) hereof, the “Disclosure Letter”), it being agreed that a disclosure set forth on any particular Schedule of the Disclosure Letter shall constitute disclosure on each other Schedule thereof provided it is readily apparent that the information so disclosed on the first Schedule shall apply to such other Schedule or the representation and warranty as to which such Schedule relates.

(a)          Organization and Qualification.  The Company and the Subsidiaries (other than MetaBank) are entities duly organized and validly existing and in good standing, and MetaBank is duly organized and validly existing, under the Laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted.  Each of the Company and the Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect.

(b)          Status of Company and Subsidiaries.  The Company is a savings and loan holding company under HOLA, regulated and supervised primarily by the Federal Reserve.  MetaBank is a federally chartered stock savings bank duly organized and validly existing under HOLA and regulated and supervised primarily by the Office of the Comptroller of the Currency (the “OCC”).  The deposit accounts of MetaBank are insured up to applicable limits by the Deposit Insurance Fund, which is administered by the Federal Deposit Insurance Corporation (the “FDIC”), and no proceedings for the termination or revocation of such insurance are pending or, to the Knowledge of the Company, threatened.  The federal stock savings bank charter of MetaBank complies in all material respects with applicable Law.  MetaBank is considered “well capitalized” under the prompt corrective action provisions of the Federal Deposit Insurance Act (12 U.S.C. § 1831o and 12 C.F.R. Part 565).

(c)          Authorization; Enforcement; Validity.  Subject to the approval by the stockholders of the Company of the Stockholder Proposals and the filing of the Charter Amendment with the Secretary of State of the State of Delaware, the Company has the requisite power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Shares in accordance with the terms hereof.  The execution and delivery by the Company of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including the issuance of the Shares, have been duly authorized by the Company’s board of directors (the “Board of Directors”).  No further corporate consent or authorization is required by the Company, the Board of Directors or the Company’s stockholders in connection with the execution and delivery by the Company of this Agreement or any of the other Transaction Documents and the performance of the Company’s obligations hereunder and thereunder, including the issuance of the Shares, other than the approval by the stockholders of the Company of the Stockholder Proposals.  This Agreement has been, and when executed and delivered by the Company at the Closing, each other Transaction Document will be, duly executed and delivered by the Company and, subject to the approval by the stockholders of the Company of the Stockholder Proposals, constitute (or when executed and delivered will constitute) the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar Laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(d)          Issuance of Shares; No Restrictions on Transfer.  Upon the issuance of and payment for the Shares in accordance with this Agreement, such Shares will be validly issued, fully paid and nonassessable, and free and clear of all liens and/or restrictions on transfer (other than restrictions on transfer provided for by applicable federal and state securities Laws or expressly provided for herein) and will not be subject to preemptive rights of any other stockholder of the Company.  Subject to the representations and warranties of each Buyer in this Agreement, the offer and sale by the Company of the Shares to the Buyers hereunder are exempt from registration under the 1933 Act.

(e)          No Conflicts.  Except as set forth on Schedule 3(e) of the Disclosure Letter, and subject to the approval by the stockholders of the Company of the Stockholder Proposals (prior to the issuance of the Shares) and the filing of the Charter Amendment with the Secretary of State of the State of Delaware (prior to the issuance of the Shares), the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Shares) will not (i) violate the Certificate of Incorporation (as and when such Certificate of Incorporation is amended by the Charter Amendment) or the Bylaws, (ii) violate, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of the Subsidiaries is a party, (iii) assuming the filing of a Form D and state securities Law filings, and such filings or notices as are required by the Principal Market (or the rules and regulations thereof), result in a violation of any Law, or rules and regulations of the Principal Market, applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected or (iv) result in or require the creation or imposition of any lien upon or with respect to any of the properties or assets of the Company or any of the Subsidiaries, except in the case of clauses (ii) and (iv), as would not reasonably be expected to have a Material Adverse Effect.

(f)          Consents.  Neither the Company nor any of the Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, or any regulatory or self-regulatory agency (including the Principal Market) or any other Person in order for the Company to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof, other than (i) the filing with the SEC of the Proxy Statement and a Form D and any other filings as may be required by any state securities agencies, (ii) such filings as are required by the Principal Market (or the rules and regulations thereof), (iii) the approval by the stockholders of the Company of the Stockholder Proposals, and (iv) the filing of the Charter Amendment with the Secretary of the State of Delaware.

(g)          No General Solicitation; Placement Agent’s Fees.  Neither the Company or any of the Subsidiaries or any of their Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by the Buyers) relating to or arising out of the transactions contemplated hereby.  The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any fee claimed by any placement agent, financial advisor or broker claiming to have been engaged by, or to otherwise have been acting on the Company’s behalf, in connection with the transactions contemplated hereby.  Neither the Company nor any of the Subsidiaries has engaged any placement agent or other similar agent in connection with the sale of the Shares.

(h)           No Registration Due to Integrated Offering.  None of the Company, the Subsidiaries, any of the Affiliates of the Company, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer or sale to the Buyers of any of the Shares under the 1933 Act.  None of the Company or the Subsidiaries or any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the offer or sale to the Buyers of any of the Shares under the 1933 Act (except as contemplated by the Registration Rights Agreement).

(i)            Application of Takeover and Other Protections; Rights Agreement.  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or any certificates of designations or the Laws of the jurisdiction of its formation or incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including the Company’s issuance of the Shares and the Buyers’ ownership of the Shares.

(j)            SEC Documents; Financial Statements.

(i)           Except as set forth on Schedule 3(j)(i) of the Disclosure Letter, since September 30, 2011, the Company has timely filed with or furnished to the SEC all forms, reports, schedules, statements, certificates and other documents required to be filed by it with or furnished by it to the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed or furnished since September 30, 2011 and prior to the date hereof being hereinafter referred to as the “SEC Documents”).  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with or furnished to the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  There are no outstanding unresolved written comments from the SEC with respect to any SEC Document.

(ii)           As of their respective dates, the consolidated financial statements of the Company and the Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing.  Such financial statements (A) have been prepared from, and are in accordance in all material respects with, the books and records of the Company and the Subsidiaries, (B) have been prepared in accordance with GAAP, consistently applied, during the periods involved (except (1) as may be otherwise indicated in such financial statements or the notes thereto, or (2) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and (C) fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations, changes in stockholders’ equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).  Since the date of the most recent balance sheet included in the SEC Documents, the Company has not effected any change in any method of accounting or accounting practice, except for any such change required because of a concurrent change in GAAP, nor has it been advised by its independent registered accounting firm or any Governmental Entity that any such change in method of accounting or accounting practice is appropriate.

(iii)           Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the SEC and the Principal Market thereunder (collectively, the “Sarbanes-Oxley Act”) have been applicable to the Company, the Company is in compliance in all material respects with any provision of the Sarbanes-Oxley Act applicable to the Company.

(k)           Accuracy of Information; Disclosure.  All factual information, taken as a whole, furnished by or on behalf of the Company in writing to the Buyers on or prior to the date of this Agreement for purposes of this Agreement and all other such factual information, taken as a whole, furnished by the Company on behalf of itself and the Subsidiaries in writing to the Buyers pursuant to the terms of this Agreement does not, when taken together with the SEC Documents, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that with respect to any projected financial information or forward-looking statements, business assumptions, strategic plans or similar information, the Company represents only that such information was prepared in good faith based upon assumptions, and subject to such qualifications, believed to be reasonable at the time.  The Company confirms that neither it nor any of its officers or directors nor any other Person acting on its or their behalf has provided any Buyer or its respective agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except (i) insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder and the transactions contemplated by the securities purchase agreements entered into in connection with the Other Private Placements may constitute such information, all of which will be disclosed by the Company in the Initial Press Release and Pre-Closing 8-K as contemplated by Section 4(m) hereof and (ii) information relating to the Company’s third quarter 2012 results, which has been subsequently publicly disclosed by the Company by its filing of its Form 10-Q for the quarter ended June 30, 2012 and its Form 8-K, in each case on August 14, 2012.  The Company understands and confirms that the Buyers will rely on the representations and warranties contained in this Section 3 in effecting transactions in securities of the Company.

(l)            Absence of Certain Changes.

(i)           Except as disclosed in Schedule 3(l)(i) of the Disclosure Letter or in the SEC Documents, since September 30, 2011, no event or events have occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(ii)           Except as set forth in Schedule 3(l)(ii) of the Disclosure Letter or in the SEC Documents, since September 30, 2011, each of the Company and each Subsidiary has conducted its business in the ordinary course of business consistent with past practice, and during such period neither the Company nor any Subsidiary has:

(A)           issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any Indebtedness for borrowed money or capitalized lease obligation, individually or in the aggregate, in excess of $250,000;

(B)           (x) acquired any other Person (or any significant business, portion or division thereof), whether by merger, consolidation or reorganization or by purchase of such Person’s assets or capital stock or otherwise and/or (y) terminated and/or made material modifications to any material provisions of any agreements evidencing or relating to the transactions described in the preceding clause (x);

(C)           incurred any material loss except for losses adequately provided for on the Company’s most recent balance sheet included in the SEC Documents and expenses associated with this transaction;

(D)           in the case of the Company, declared or paid any dividends;

(E)           sold any material assets outside the ordinary course of business;

(F)           experienced any material change in asset concentrations as to customers or industries or in the nature and source of its liabilities or in the mix of interest-bearing versus noninterest-bearing deposits such that any such material change has had, or can reasonably be anticipated to have, a Material Adverse Effect; or

(G)           committed to any of the foregoing.

(iii)           Neither the Company nor any of the Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy Law nor does the Company have any Knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual Knowledge of any fact that would reasonably lead a creditor to do so.  The Company and the Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, Insolvent.

(m)          No Undisclosed Liabilities.  Neither the Company nor any of the Subsidiaries is subject to any liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which are not properly reflected or reserved against in the Company’s financial statements included in the SEC Documents to the extent required to be so reflected or reserved against in accordance with generally accepted accounting principles in the United States except for, since the date of the most recent balance sheet included in the SEC Documents liabilities or obligations (i) that are listed or disclosed in Schedule 3(m) included in the Disclosure Letter, (ii) arising in the ordinary course of business consistent with past practices, (iii) incurred under this Agreement or the securities purchase agreements entered into with Other Investors in connection with the Other Private Placements or in connection with the transactions contemplated hereby or thereby, and (iv) that have not had, and would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(n)           Conduct of Business; Regulatory Permits.

(i)           The Company is not in violation of any term of its certificate of incorporation (as amended including, as of the Closing Date, as amended by the Charter Amendment), any certificate of designation, preferences or rights of any outstanding series of its preferred stock or its Bylaws.  No Subsidiary is in violation of any term of its certification of incorporation or bank charter (as the case may be), any certificate of designation, preferences or rights of any outstanding series of its preferred stock or its bylaws (as amended, if at all).

(ii)           The Company is not in violation in any material respect of any of the rules, regulations or requirements of the Principal Market and has no Knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future.  Since September 30, 2011, (A) the Common Stock has been listed on the Principal Market, (B) trading in the Common Stock has not been suspended by the SEC or the Principal Market (other than pursuant to ordinary marketwide circuit breakers and excluding ordinary temporary suspensions in connection with announcements of material Company news) and (C) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market.

(iii)           The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary for them to own or lease their properties and assets and to conduct their respective businesses as presently conducted, except where the failure to possess such certificates, authorizations or permits has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.  The Company and the Subsidiaries have complied with and are not in default or violation in any respect of any Law, policy or guideline of any Governmental Entity, other than such defaults or violations that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.  To the Knowledge of the Company, neither the Company nor any of the Subsidiaries is under investigation with respect to, or has been threatened to be charged with or given notice of, any violation of any Law, policy or guideline of any Governmental Entity, other than such investigations or violations that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(o)           Investment Company Status.  The Company is not, and upon consummation of the sale of the Shares will not be, an “investment company”, or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(p)           Transactions With Affiliates.  Except as set forth in the SEC Documents and other than the outstanding stock options and/or restricted stock disclosed on Schedule 3(p) of the Disclosure Letter, none of the officers, directors or employees of the Company or any of the Subsidiaries, or any of their respective Family Members, is presently a party to any transaction with the Company or any of the Subsidiaries (other than for services as employees, officers, directors or consultants), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from, any such officer, director, employee or Family Member, or, to the Knowledge of the Company or any of the Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, employee or Family Member has a substantial interest or is an officer, director, trustee or partner.

(q)           Agreements with Regulatory Agencies.  Except as set forth on Schedule 3(q) of the Disclosure Letter:

(i)           Since September 30, 2011, neither the Company nor any of the Subsidiaries is or has been subject to any cease and desist order, consent order, assistance agreement, capital directive, supervisory agreement or other formal agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any formal or informal order or directive by, or is a recipient of any supervisory letter from any Governmental Entity which places any restriction on the business of the Company or any Subsidiary (each, a “Regulatory Agreement”).

(ii)           Since September 30, 2011, neither the Company nor any Subsidiary (A) has been advised by any Governmental Entity that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any Regulatory Agreement, or (B) has any obligation to submit a capital restoration plan.

(iii)           The Company and each Subsidiary, as applicable, is in compliance with all terms of any Regulatory Agreement that is disclosed on Schedule 3(q) other than such noncompliance (or defaults or violations) under any thereof that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(iv)           Except for examinations conducted by a Governmental Entity in the ordinary course of the business of the Company and each Subsidiary, to the Knowledge of the Company, no Governmental Entity has initiated since January 1, 2011 or has pending any proceeding, enforcement action or formal investigation into the business, disclosures or operations of the Company or any Subsidiary.

(v)           Since January 1, 2011, no Governmental Entity has resolved any proceeding, enforcement action or formal investigation into the business, disclosures or operations of the Company or any Subsidiary.

(vi)           There is no unresolved violation, criticism or exception by any Governmental Entity with respect to any report or statement relating to any examination or inspection of the Company or any Subsidiary, except where such violation, criticism or exceptions would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(vii)           Since September 30, 2011, other than in the ordinary course of the Company’s business, there have been no formal inquiries by, or disagreements or disputes with, any Governmental Entity with respect to the business, operations, policies or procedures of the Company or any Subsidiary.

(r)            Equity Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of (i) 5,200,000 shares of Common Stock, par value $.01 per share, of which as of the date hereof 3,846,617 are issued and outstanding and 1,073,175 shares are reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 800,000 shares of preferred stock, par value $.01 per share, of which as of the date hereof none are issued and outstanding.  All of such outstanding and reserved shares have been, or upon issuance will be, validly issued and fully paid and nonassessable.  Upon the filing of the Charter Amendment, the authorized capital stock of the Company shall consist of (i) 10,000,000 shares of Common Stock, par value $.01 per share, and (ii) 3,000,000 shares of preferred stock, par value $.01 per share.  Assuming for purposes of this representation only that the number of shares of Common Stock outstanding immediately prior to giving effect to the issuance of shares of Common Stock hereunder and pursuant to the securities purchase agreements in respect of the Other Private Placements is 3,846,617 (the number of shares of Common Stock outstanding on the date hereof), the approximate aggregate maximum number of shares of Common Stock to be purchased from the Company under this Agreement and in connection with the Other Private Placements is 1,561,500.  Except as disclosed in Schedule 3(r) of the Disclosure Letter: (i) none of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) other than shares of Common Stock issuable to the Buyers hereunder or the shares of Common Stock issued to any Other Investor pursuant to any Other Private Placement, as of the date hereof there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of the Subsidiaries, or contracts or arrangements by which the Company or any of the Subsidiaries is or may become bound to issue additional capital stock of the Company or any of the Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of the Subsidiaries; (iii) except as provided in the Registration Rights Agreement to be executed with the Buyers on the Closing Date, and except for registration rights to be granted to any Other Investor pursuant to any registration rights agreement entered into by the Company in connection with any Other Private Placement and for the May 2012 Registration Rights, as of the date hereof there are no agreements or arrangements under which the Company or any of the Subsidiaries remains obligated to register the sale of any of their securities, whether presently outstanding or securities that may be issued subsequently, under the 1933 Act; (iv) there are no outstanding securities or instruments of the Company or any of the Subsidiaries which contain any redemption or similar provisions, and as of the date hereof there are no contracts, commitments or arrangements by which the Company or any of the Subsidiaries is or may become bound to redeem a security of the Company or any of the Subsidiaries; (v) there are no securities or instruments of the Company containing anti-dilution or similar provisions, other than provisions for equitable adjustments upon a stock split, stock dividend, combination or similar recapitalizations with respect to the Company’s capital stock; and (vi) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.  To the Company’s Knowledge, no stockholder of the Company has entered into any agreement with any other stockholder with respect to the voting of equity securities of the Company.  The Company has furnished to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”).

(s)          Subsidiaries.  Schedule 3(s) of the Disclosure Letter sets forth a complete and accurate list of all direct and indirect Subsidiaries, showing in each case as of the date of this Agreement (as to each such Subsidiary) the jurisdiction of its formation, and, with respect to each non-wholly owned Subsidiary, the number of shares, membership interests or partnership interests (as applicable) of each class of its equity interests authorized, and the number outstanding, on the date of this Agreement and the percentage of each such class of its equity interests owned (directly or indirectly) by the Company, and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights as of the date of this Agreement.  All of the outstanding equity interests in each of the Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Company or one or more of the Subsidiaries, free and clear of all liens.  Except as set forth in Schedule 3(s) of the Disclosure Letter, the Company or one of the Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable Law) to receive dividends and distributions on, all capital securities of the Subsidiaries as owned by the Company or such Subsidiary.

(t)          Absence of Litigation.  Except as set forth in Schedule 3(t) of the Disclosure Letter or as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, arbiter, mediator, self-regulatory organization or body pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries, or, to the Company’s Knowledge, any of the Company’s or the Subsidiaries’ officers or directors, that (i) is reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated by this Agreement.

(u)          Properties and Leases.  The Company and the Subsidiaries have good and marketable title to all real properties and all other material properties and assets that purport to be owned by them, in each case free from liens, encumbrances, claims and defects that would affect the value thereof or interfere with the use made or to be made thereof by them, except for such defects in title or liens, encumbrances and claims that would not, individually or in the aggregate, reasonably be likely to result in a Material Adverse Effect.  The Company and the Subsidiaries hold all leased real or personal property under valid and enforceable leases with no exceptions that would interfere with the use made or to be made thereof by them, and neither the Company nor any of the Subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any such Subsidiary under any such leases, or affecting or questioning the rights of such entity to the continued possession of the leased premises, except for such title exceptions or claims that would not, individually or in the aggregate, reasonably be likely to result in a Material Adverse Effect.

(v)          Insurance.  The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as companies engaged in a similar business would, in accordance with good business practice, customarily be insured.

(w)          Tax Status.  (i) Each of the Company and the Subsidiaries has (A) duly and timely filed (including pursuant to applicable extensions granted without penalty) all material Tax Returns required to be filed by it, (B) paid in full all Taxes due, whether or not shown as due on such Tax Returns, other than such Taxes being contested in good faith or such Taxes the nonpayment of which would not, individually or in the aggregate, reasonably be likely to result in a Material Adverse Effect, and (C) made adequate provision for any unpaid Taxes not yet due in the financial statements of the Company (in accordance with GAAP); (ii) no material deficiencies for any Taxes have been proposed, asserted or assessed in writing against or with respect to any Taxes due by or Tax Returns of the Company or any of the Subsidiaries, which deficiencies have not since been resolved, except for Taxes proposed, asserted or assessed that are being contested in good faith by appropriate proceedings and for which reserves adequate in accordance with GAAP have been provided in the financial statements of the Company; and (iii) there are no material liens for Taxes upon the assets of either the Company or its material Subsidiaries except for statutory liens for current Taxes not yet due or liens for Taxes that are being contested in good faith by appropriate proceedings and for which reserves adequate in accordance with GAAP have been provided in the financial statements of the Company.

(x)            Manipulation of Price.  The Company has not, and to its Knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of any of the Shares to the Buyers hereunder.

(y)           Shell Company Status.  The Company is not, and has never been, an issuer of the type described in paragraph (i) of Rule 144.

(z)            U.S. Real Property Holding Corporation Status.  The Company is not, nor has ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Code.

(aa)          Allowance for Possible Loan Losses.  The allowance for possible loan or credit losses (the “Allowance”) shown on the consolidated balance sheets of each Subsidiary, as applicable, included in the most recent SEC Documents dated prior to the date of this Agreement was, as of the dates thereof, adequate (within the meaning of GAAP and applicable regulatory requirements or guidelines) to provide for all known, reasonably anticipated or probable losses relating to or inherent in the loan and lease portfolios (including accrued interest receivables) of such Subsidiary and other extensions of credit (including letters of credit and commitments to make loans or extend credit) by such Subsidiary as of the date thereof; provided, however, that there can be no assurance that future losses will not exceed the Allowance, or that additional provisions for loan losses will not be required in future periods, and provided, further, that it is understood that the Company's determination of the Allowance is subject to review by the Company’s bank regulator, which can require the establishment of additional general or specific allowances.

(bb)         Intellectual Property.  Except as would not have a Material Adverse Effect, (i) the Company owns or has the right to use all Intellectual Property necessary to conduct its business as currently conducted (the “Company Intellectual Property”) and (ii) to the Company’s Knowledge, no Person is infringing, violating or misappropriating any Company Intellectual Property.

4.             COVENANTS.

(a)             Stockholders’ Meeting.

(i)           Initial Stockholders’ Meeting.  Unless this Agreement shall have been terminated in accordance with Section 8 hereof, the Company shall take all action necessary to duly call, give notice of, convene and hold a special meeting of the stockholders of the Company (such initial meeting of stockholders called to approve the Stockholder Proposals is referred to herein as the “Stockholders’ Meeting”), as soon as reasonably practicable (and in any event within sixty (60) days) after the SEC confirms that it has no further comments on the Proxy Statement (or after the Company otherwise determines in its good faith judgment that such Proxy Statement will not be reviewed by the SEC), to vote on proposals (collectively, the “Stockholder Proposals”) to (i) amend the Company’s certificate of incorporation (the “Charter Amendment”), to provide for (A) an increase in the total number of authorized shares of Common Stock from five million two hundred thousand (5,200,000) to ten million (10,000,000), (B) an increase in the total number of authorized shares of preferred stock, par value $.01 per share, from eight hundred thousand (800,000) to three million (3,000,000), and (C) the right of the Company to increase or decrease the number of authorized shares of any class of stock of the Company (but not below the number of shares of such class then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote irrespective of the class vote requirements set forth in Section 242(b)(2) of the Delaware General Corporation Law (with the items described in the foregoing clauses (A), (B) and (C) being the only material amendments to the Company’s certificate of incorporation included in the Charter Amendment), and (ii) approve the issuance and sale of the Shares to the Buyers hereunder and other shares of Common Stock to the Other Investors pursuant to the Other Private Placements for purposes of Rule 5635 of the NASDAQ Stock Market Rules.

(ii)           Subsequent Stockholders’ Meeting.  If the stockholders of the Company fail to approve the Stockholder Proposals at the Stockholders’ Meeting, the Company may, within ten (10) Business Days of the Stockholders’ Meeting, provide written notice to the Buyers (the “Subsequent Meeting Notice”) of its intention to resubmit the Stockholder Proposals to the stockholders of the Company at a subsequent duly called, noticed and convened special or annual meeting of the stockholders of the Company (the “Subsequent Stockholders’ Meeting”).

(b)           Proxy Statement.

(i)           Preparation and Mailing of Proxy Materials; Board Recommendation.  In connection with the Stockholders’ Meeting or a Subsequent Stockholders’ Meeting, the Company shall (A) prepare and file with the SEC a preliminary proxy statement (as the same may be amended or supplemented and including the definitive proxy statement mailed to the Company’s stockholders, a “Proxy Statement”) relating to the matters that are the subject of the Stockholder Proposals at the Stockholders’ Meeting or, if a Subsequent Meeting Notice is timely delivered by the Company, at a Subsequent Stockholders’ Meeting; provided, however, that in the case of the Stockholders’ Meeting, the preliminary Proxy Statement shall be filed with the SEC as soon as reasonably practicable but in any event not more than thirty (30) days following the execution and delivery of this Agreement, (B) timely respond to all comments, if any, received by the Company from the SEC with respect to the Proxy Statement, (C) as soon as reasonably practicable prepare and file any amendments or supplements to the Proxy Statement necessary to be filed in response to any SEC comments or as otherwise required by applicable Law, (D) mail to the stockholders of the Company as soon as reasonably practicable after the SEC confirms that it has no further comments on the Proxy Statement (or after the Company otherwise determines in its good faith judgment that such Proxy Statement will not be reviewed by the SEC) the Proxy Statement and all other customary proxy or other materials for a meeting of the type contemplated by the Stockholders’ Meeting or, if a Subsequent Meeting Notice is timely delivered by the Company, a Subsequent Stockholders’ Meeting, and (E) to the extent required by applicable Law as determined in the good faith judgment of the Company, as soon as reasonably practicable prepare, file and distribute to the Company’s stockholders any supplement or amendment to the Proxy Statement if any event shall occur which requires such action at any time prior to the Stockholders’ Meeting or, if a Subsequent Meeting Notice is timely delivered by the Company, at a Subsequent Stockholders’ Meeting.  In connection with the foregoing, the Company shall comply with all requirements of Law applicable to the Stockholders’ Meeting or, if a Subsequent Meeting Notice is timely delivered by the Company, at a Subsequent Stockholders’ Meeting, in each case in all material respects.  Each Buyer shall reasonably cooperate, in a timely manner, in connection with the Stockholders’ Meeting or, if a Subsequent Meeting Notice is timely delivered by the Company, at a Subsequent Stockholders’ Meeting and the undertakings of the Company under this Agreement in respect thereof (including all reasonable requests of the Company in connection with the preparation by the Company of the Proxy Statement), including, without limitation, furnishing the Company in a timely manner upon reasonable request with all information relating to such Buyer and its Affiliates as may be required to be set forth in the Proxy Statement.  The Company shall provide the Buyers with a reasonable opportunity to review and comment on each Proxy Statement, and shall give reasonable consideration to any such comments proposed, prior to the mailing of the Proxy Statement to the Company’s stockholders.  In connection with the Stockholders’ Meeting or, if a Subsequent Meeting Notice is timely delivered by the Company, at a Subsequent Stockholders’ Meeting, the Board of Directors shall recommend to the Company’s stockholders that such stockholders vote in favor of the Stockholder Proposals, and such recommendation shall be included in the Proxy Statement.

(ii)           Amendments Prior to the Stockholders’ Meeting.  If, at any time prior to the Stockholders’ Meeting or, if a Subsequent Meeting Notice is timely delivered by the Company, a Subsequent Stockholders’ Meeting, any information relating to the Company or the Buyers or any of their respective Affiliates is discovered by the Company or any Buyer (as the case may be) which information is required to be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party hereto that discovers such information shall promptly notify the other party hereto and an appropriate amendment or supplement to the Proxy Statement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company.

(iii)           Accurate Information From the Company.  The Company agrees that (A) none of the information included or incorporated by reference in the Proxy Statement or any other document filed with the SEC in connection with the Stockholders’ Meeting or, if a Subsequent Meeting Notice is timely delivered by the Company, at a Subsequent Stockholders’ Meeting (such other documents, the “Other Filings”) shall, in the case of the Proxy Statement, at the date that it is first mailed to the Company’s stockholders or at the time of the Stockholders’ Meeting or a Subsequent Stockholders’ Meeting (as the case may be) or at the time of any amendment or supplement of the Proxy Statement, or in the case of any Other Filing, at the date it is first mailed to the Company’s stockholders or at the date it is first filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no covenant is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of a Buyer or any of its Affiliates or representatives in connection with the preparation of the Proxy Statement or any Other Filing expressly for inclusion or incorporation by reference therein, and (B) the Proxy Statement and the Other Filings that are filed by the Company shall comply as to form in all material respects with the requirements of the 1934 Act.

(iv)           Accurate Information From the Buyers.  The Buyers agree that none of the information furnished by or on behalf of the Buyers expressly for inclusion in a Proxy Statement or any Other Filing shall, in the case of a Proxy Statement, at the date that it is first mailed to the Company’s stockholders or at the time of the Stockholders’ Meeting or, if a Subsequent Meeting Notice is timely delivered by the Company, of a Subsequent Stockholders’ Meeting or at the time of the amendment or supplement of the Proxy Statement, or in the case of any Other Filing, at the date it is first mailed to the Company’s stockholders or at the date it is first filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(v)           Buyers’ Vote on Stockholder Proposals.  Unless this Agreement shall have been terminated in accordance with the provisions of Section 8 hereof, each Buyer agrees that at any meeting of the stockholders of the Company to vote on the Stockholder Proposals, however called, such Buyer shall vote, or cause to be voted, all of the shares, if any, of Common Stock beneficially owned by such Buyer or any of its controlled Affiliates in favor of the Stockholder Proposals, except to the extent prohibited by the NASDAQ Stock Market Rules or the Company’s certificate of incorporation or applicable state law.

(c)           Form D and Blue Sky.  The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to the Buyers promptly after such filing.  The Company shall, on or before the Closing Date, take such action (if any) as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale to the Buyers of the Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(d)           Reports.  For as long as any Buyer owns the Shares, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act from and after the date hereof and so long as the Company shall be required to do so under the 1934 Act. For as long as any Buyer owns the Shares, if the Company is not required to file reports pursuant to the 1934 Act, it will prepare and furnish to such Buyer and make publicly available in accordance with Rule 144(c) such information as is required for such Buyer to sell the Shares under Rule 144.

(e)           Use of Proceeds.  The Company will use the proceeds from the sale of the Shares as follows: (i) at least 90% of the proceeds shall be contributed by the Company to MetaBank as Tier 1 Capital, and (ii) the remainder shall be used for general corporate purposes (including to pay expenses associated with the transactions contemplated hereby and to pay regular quarterly dividends to the Company’s stockholders).

(f)            Listing.  Subject to the occurrence of the Closing, the Company shall promptly secure the listing of all of the Shares upon the Principal Market and, at all times while the Common Stock is listed on the Principal Market, shall maintain such listing of all Shares.  The Company shall use its commercially reasonable efforts to maintain authorization for the Common Stock for quotation on the Principal Market or any other Eligible Market, and so long as the Buyers collectively own at least 33% of the number of Shares originally purchased hereunder, neither the Company nor any of the Subsidiaries shall take any action which would reasonably be expected to result in the delisting or suspension of the Common Stock on the Principal Market or any other Eligible Market (other than in connection with a change of listing to another Eligible Market and excluding ordinary temporary suspensions in connection with announcements of material Company news).  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)           Conduct of the Business.  Commencing on the date hereof and ending on the earlier of the Closing Date and the date that this Agreement shall terminate in accordance with Section 8 hereof (the “Interim Period”), the Company shall, and shall cause each Subsidiary to, use commercially reasonable efforts to carry on and maintain and preserve its business in the ordinary course of business; provided, however, that nothing contained in this sentence shall limit, preclude or require any actions that the Board of Directors of the Company or such Subsidiary (as the case may be) may, in good faith, determine to be inconsistent with their duties or the Company’s or such Subsidiary’s obligations under applicable Law (including, for the avoidance of doubt, the MetaBank C&D Order and the MFG C&D Order); and, provided, further, that nothing contained in this sentence shall limit or preclude the Company or such Subsidiary from terminating any contract, license, loan or other extension of credit made or extended to any borrower, customer or other obligor, or other agreement or right as the Company or such Subsidiary, as the case may be, shall in its good faith judgment deem necessary, appropriate or advisable.

(h)           Access to Information.  During the Interim Period and upon reasonable advance written notice from the Buyers, the Company shall (and shall cause each of the Subsidiaries to) provide to officers, directors, managers, employees, accountants, counsel, consultants, advisors and representatives of the Buyers (collectively, the “Buyer Representatives”), solely for the purpose of evaluating the transactions contemplated by this Agreement, reasonable access, during normal business hours, to members of the Company Executive Team and to such other employees of the Company and the Subsidiaries as specifically approved by a member of the Company Executive Team, and to the assets, properties, agreements, books and records of the Company and the Subsidiaries.  During the Interim Period, the Company shall and shall cause each of the Subsidiaries to (i) furnish promptly to a Buyer Representative all information concerning its finances, operations, business, properties, personnel and condition (financial or otherwise), and respond to such inquiries, in each case as may from time to time be reasonably requested by such Buyer Representative, and (ii) use commercially reasonable efforts to make available during normal business hours to such Buyer Representative, upon request, the appropriate individuals (including management, personnel, employees, attorneys, accountants and other professionals) for reasonable inquiries regarding the Company’s and the Subsidiaries’ finances, operations, business, properties, personnel and condition (financial or otherwise).  Notwithstanding the foregoing provisions of this Section 4(h), nothing contained herein shall require the Company or any of the Subsidiaries to disclose any information to the extent that the Company reasonably believes that (x) such information is a trade secret or competitively sensitive proprietary information or because there exists, or the Company reasonably believes there exists, a conflict or a potential conflict of interest between the Company and any Buyer, (y) disclosure would cause a violation of any applicable Law or any confidentiality agreement or undertaking in effect and binding upon the Company or such Subsidiary or (z) disclosure would cause a risk of a loss of privilege to the Company or such Subsidiary, in which case with respect to clause (x) or (y) the parties hereto will make appropriate substitute disclosure arrangements, if such arrangements can be made by the parties using their commercially reasonable efforts and without such violation.  Each Buyer acknowledges and agrees that all information so provided such Buyer and the Buyer Representatives is and shall be subject to the terms of the Confidentiality Letter and Section 4(q) of this Agreement.

(i)            Efforts to Consummate Transaction; Cooperation; Filing of Charter Amendment.  Each party hereto shall use its commercially reasonable efforts to satisfy on a timely basis each of the covenants and conditions to be satisfied by it as provided in Sections 4, 5 and 6 of this Agreement.  Each party shall refrain from taking any action which would render any representation or warranty contained in Sections 2 and 3 hereof inaccurate in any material respect as of the Closing Date.  Each party hereto shall promptly notify the other party of (i) any event or matter that would reasonably be expected to cause any of its representations or warranties to be untrue in any material respect as of the Closing Date or that would reasonably be expected to cause any of the conditions to Closing provided in Section 5 or 6, as the case may be, not to be satisfied in the manner contemplated herein, or (ii) any action, suit or proceeding that shall be instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any of the transactions contemplated by this Agreement.  The Company shall, assuming the Stockholder Proposals are duly approved, file as expeditiously as reasonably practicable (and in any event within two (2) Business Days) the Charter Amendment with the Secretary of State of the State of Delaware.

(j)            NASDAQ Stock Issuance Notice.  At least fifteen (15) days prior to the issuance of the Shares hereunder (but in any event as soon as reasonably practicable following the date hereof), the Company shall file with the NASDAQ OMX Listing Center the notice, appropriately completed, required by NASDAQ Stock Market Rule 5250(e)(2)(D) in respect of the Shares issuable hereunder and the shares of capital stock issuable in connection with the Other Private Placements, and thereafter prepare and file such amendments and supplements thereto as shall be required, and respond to such inquiries (if any) from the NASDAQ OMX Listing Center (or the Principal Market) relating thereto, in each case on a timely basis.  At the request of the Buyers, the Company shall provide copies to the Buyers of such filing and any such amendments and supplements in advance of the filing of any thereof.  Each Buyer shall reasonably cooperate, in a timely manner, in connection with the Company’s obligations under this Section 4(j), including, without limitation, furnishing the Company in a timely manner upon request with all information with respect to such Buyer as may be required to be included in the NASDAQ Stock Market Rule notice filing or any amendment or supplement thereto.

(k)           Expenses.  Each party hereto shall be responsible for its own costs and expenses incurred by it in connection with the transactions contemplated hereby.

(l)            Pledge of Shares.  The Company acknowledges and agrees that the Shares may be pledged by any Buyer and that such pledge of the Shares shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and, except as required by applicable Law, such Buyer shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement; provided, however, that such Buyer and its pledgee shall be required to provide notice to the Company and comply with the applicable provisions hereof, including the requirements of Section 2(h), in order to effect (and otherwise in connection with) any sale, transfer or assignment of the Shares to such pledgee.

(m)          Disclosure of Transactions and Other Material Information.  On or before 5:30 p.m., New York City time, on the second (2nd) Business Day following each of (i) the date of this Agreement the Company shall issue a press release (the “Initial Press Release”) and file a current report on Form 8-K, in each case describing the terms of the transactions contemplated by this Agreement, the transactions contemplated by the securities purchase agreements executed by the Other Investors in connection with the Other Private Placements and any other material, nonpublic information that the Company provided to any Buyer prior to the issuance of the Initial Press Release and the filing of such Form 8-K, which Form 8-K shall be in the form required by the 1934 Act and shall attach this Agreement (and, as appropriate, any other Transaction Document or other agreement executed in connection with the Other Private Placements) as an exhibit to such filing (including such attachments, the “Pre-Closing 8-K”), and (ii) the Stockholders’ Meeting (and any Subsequent Stockholders’ Meeting), the Company shall issue a press release (if deemed necessary or appropriate by the Company) and shall file a current report on Form 8-K regarding the results of the matters voted upon at the Stockholders’ Meeting or Subsequent Stockholders’ Meeting and such other matters as are required or deemed appropriate by the Company to be disclosed under Form 8-K relating to the transactions contemplated hereby, in the form required by the 1934 Act (each, a “Post-Stockholders’ Meeting 8-K”).  If this Agreement terminates after public announcement thereof and prior to Closing, by 9:00 a.m., New York City time, on the first Business Day following the date of such termination, the Company shall issue a press release disclosing such termination.  In addition, following the Closing the Company may file a press release and a Form 8-K relating to the Closing of the transactions contemplated hereby to the extent deemed appropriate by the Company (the “Post-Closing 8-K”).  A reasonable time prior to issuing any press release referred to in the previous two sentences, the Company shall provide the Buyers with a copy of the proposed press release and shall consult with the Buyers with respect to the content of such press release and Pre-Closing 8-K, Post-Stockholders’ Meeting 8-K or Post-Closing 8-K, as the case may be, and consider in good faith any comments proposed by the Buyers.  Subject to the foregoing, none of the Company and the Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that (i) the Company shall be entitled, without the prior approval of the Buyers, to make any press release or other public disclosure with respect to such transactions in substantial conformity with the Pre-Closing 8-K, a Post-Stockholders’ Meeting 8-K or the Post-Closing 8-K, as the case may be (provided that the Company shall consult with the Buyers in connection with any such press release or other public disclosure prior to its release and consider in good faith any comments proposed by the Buyers) and (ii) either party may make such disclosure as is required by applicable Law.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Buyer or any Affiliate or investment adviser of any Buyer, or include the name of any Buyer or any Affiliate or investment adviser of any Buyer in any press release or in any filing with the SEC or any regulatory agency or Eligible Market, without the prior written consent of such Buyer, except (i) as may be necessary or appropriate to comply with the federal securities laws, including, without limitation, in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of Transaction Documents with the SEC, or (ii) to the extent such disclosure is necessary or appropriate and as required by law, at the request of the staff of the SEC or regulatory agency or under Eligible Market regulations, in which case the Company shall, to the extent practicable and unless otherwise prohibited by law, provide the Buyers with prior written notice of such disclosure permitted under this subclause (ii).  From and after the issuance of the Initial Press Release, no Buyer shall be in possession of any material, non-public information received prior to the issuance of the Initial Press Release from the Company, any Subsidiary or any of their respective officers, directors or employees.

(n)           Certain Future Actions.

(i)           From the date of this Agreement and so long as any Buyer or its Affiliates, individually or collectively, shall hold any Shares, the Buyers shall not, nor shall they permit any of their controlled Affiliates to, “act in concert” within the meaning of C.F.R. §238.21(b)(2) or (D) with any Person (including any of its Affiliates) to knowingly participate in joint activity or parallel action towards a common goal of acquiring control of the Company, whether or not pursuant to an express agreement, such that it would result in the Buyers or any of their Affiliates to be determined by the Federal Reserve (A) to have the power, directly or indirectly, to exercise a controlling influence over, or direct, the management or policies of the Company or any Subsidiary, (B) to have acquired, or to be attempting to acquire, control (rebuttably or otherwise, as such term is used in 12 C.F.R. Part 238) of the Company or any Subsidiary, or otherwise be required to register as a savings and loan holding company, as such term is defined in 12 C.F.R. § 238.2(m), (C) to be an “affiliate” (as defined under 12 C.F.R. § 238.2(a)) of any Subsidiary, such that any transactions between the Buyers and such Subsidiary would be subject to compliance with §§ 23A and 23B of the Federal Reserve Act or Regulation W, 12 C.F.R. Part 223, or (D) to be an “insider” (as defined in 12 C.F.R. § 215.2) of the Company or any Subsidiary such that any transactions between such Buyer and its Affiliates, on the one hand, and the Company and such Subsidiary, on the other, would be subject to compliance with Regulation O of 12 C.F.R. § 215.

(ii)           From and after the Closing Date and so long as the Buyers and their Affiliates (who are known to the Company to be a holder of any Shares), individually or collectively, shall hold any Shares, if (A) the Company intends to redeem or repurchase shares of Common Stock from any holder of shares of Common Stock and such redemption or repurchase will not be offered to the holders (including the Buyers and their Affiliates known to the Company who hold Shares) of all (or substantially all) of the outstanding shares of Common Stock on a pro-rata basis (a “Non-Pro-Rata Stock Repurchase”) and (B) such Non-Pro-Rata Stock Repurchase would, immediately after completion of such Non-Pro-Rata Stock Repurchase, result in the Buyers’ and such Affiliates’ collective ownership of the Shares to exceed 9.999% of the total outstanding shares of Common Stock of the Company, as calculated for the purposes of the Bank Holding Company Act of 1956 (as amended) or HOLA (the occurrence of the events described in the foregoing clauses (A) and (B), collectively, a “Stock Reduction Triggering Event”), then the Buyers shall use their commercially reasonable efforts to sell or cause to be sold that number of Shares held by the Buyers that would, immediately after giving effect to such sale, result in the Buyers’ and such Affiliates’ collective ownership of the Shares to not exceed 9.999% of the total shares of outstanding Common Stock (such number of shares required to be sold, the “Excess Shares”), all in accordance with the provisions of this Section 4(n)(ii); provided, however, that if the Buyers then hold fewer than the number of Excess Shares that are required to be sold, then the Buyers shall use their commercially reasonable efforts to sell all such fewer Shares, and the term “Excess Shares” shall be deemed to mean such fewer number of Shares.  The Company shall give written notice to the Buyers of a Stock Reduction Triggering Event at least twenty (20) Business Days prior to effecting any such Non-Pro-Rata Stock Repurchase (such prior notice period, the “Pre-Redemption Period”).  The Buyers shall use their commercially reasonable efforts to sell or cause to be sold the Excess Shares (in a single transaction or in multiple transactions over a period of one or more Business Days) not later than the expiration of the Pre-Redemption Period provided that the Excess Shares may be then sold pursuant to an effective registration statement or pursuant to an exemption available under the 1933 Act (including under Rule 144) that would be sufficient to enable the Buyers to sell all such Excess Shares during such period; provided, however, that if there shall not be a registration statement then in effect with respect to the Excess Shares or if there shall not be an exemption available under the 1933 Act (including under Rule 144) that would be sufficient to enable the Buyers to sell all such Excess Shares during the Pre-Redemption Period, then the Pre-Redemption Period shall be automatically extended until the expiration of twenty (20) Business Days following the earlier of the first date on which (x) such registration statement shall have become so effective and (y) the Buyers shall have the right to sell such Excess Shares pursuant to an exemption from the 1933 Act sufficient to enable the Buyers to sell all such Excess Shares within a twenty (20) Business Day period.  If, with respect to any Excess Shares sold by any such Buyer pursuant to this Section 4(n)(ii), the Benchmark Price (as defined below) on the date of such sale is greater than the Market Price (as defined below) on such date, then the Company shall pay to such Buyer an amount that is equal to the product of (x) the number of Excess Shares so sold on such date pursuant to this Section 4(n)(ii) and (y) the amount by which such Benchmark Price exceeds such Market Price.  Any amount required to be paid by the Company to a Buyer pursuant to this Section 4(n)(ii) shall be paid not later than three (3) Business Days following the date on which the Company is notified that the Excess Shares shall have been sold.  The Company and the Buyers agree to cooperate with all reasonable requests of the other party for purposes of more fully giving effect to and carrying out the intent and purposes of this Section 4(n)(ii), including providing to the Company such evidence and other information relating to the sale of the Excess Shares as shall be reasonably requested by the Company.  Notwithstanding anything to the contrary contained herein, the Company’s obligation to make any payment to any Buyer pursuant to this Section 4(n)(ii) shall be subject to applicable banking and bank holding company Laws and any order or directive (or similar action), including the MFG C&D Order, of any governmental regulatory authority or agency (including the Federal Reserve) having regulatory authority over the Company.  For purposes of this Section 4(n)(ii), the following terms shall have the following meanings:

“Benchmark Price” means, in the case of any Excess Shares sold pursuant to this Section 4(n)(ii), (x) during the period commencing on the Closing Date and ending on the eighteen (18) month anniversary of the Closing Date, the greater of the Fair Market Value per share of the Excess Shares and the price per share paid hereunder for the Shares at the Closing, and (y) at any time after the eighteen (18) month anniversary of the Closing Date, the Fair Market Value per share of such Excess Shares.

“Fair Market Value” means, in the case of any Excess Shares sold pursuant to this Section 4(n)(ii), (a) if the Common Stock is traded on an Eligible Market, the price which represents the trailing 20-trading day (including trading days on which no Common Stock were in fact traded) average of the closing “bid” price (determined without regard to after hours trading or any other trading outside of the regular trading session trading hours) of the Common Stock ending on (and including) the trading day immediately preceding the date that is one (1) trading day prior to the date on which such Excess Shares shall have been so sold or (b) if the Common Stock is not so traded, the fair market value (per share) of Common Stock as of the date that is one (1) trading day immediately preceding the date on which such Excess Shares shall have been sold as determined in good faith between the Company and the selling Buyer; provided, however, that if the Company and such Buyer do not reach an agreement as to the fair market value of such Common Stock by the date on which the Company shall be required to make any payment to such Buyer pursuant to this Section 4(n)(ii), then such fair market value shall be determined by an independent, nationally recognized investment banking firm, accounting firm or appraisal firm selected by such Buyer and reasonably acceptable to the Company and paid for by the Company and the date on which any payment required to be made by the Company to such Buyer pursuant to this Section 4(n)(ii) shall be extended until the date that is three (3) Business Days following the date on which such valuation firm shall have delivered to the Company and such Buyer its fair market value determination (which determination shall, for purposes of this Section 4(n)(ii), be conclusive and binding on the parties hereto absent manifest error).

“Market Price” means, with respect to any Excess Shares sold by a Buyer pursuant to this Section 4(n)(ii), the fair market value thereof, per share, based on the price that would be obtained by a seller of such Excess Shares who was acting in good faith and in a commercially reasonable manner on the date of such sale; provided, however, that if any such Excess Shares are sold at any time during which the Company’s Common Stock is listed on any national securities exchange or quoted on the over-the-counter bulletin board, then the “Market Price” shall be deemed to be the closing price of such shares of Common Stock as reported on such national securities exchange or bulletin board on the date of sale of such Excess Shares.

(o)           Standstill.  Each Buyer hereby agrees that during the period commencing on the Closing Date and ending on the earlier of (i) the second anniversary of the Closing Date and (ii) such time as the Buyers and their Affiliates collectively own less than 5% of the outstanding Common Stock, without the prior written approval of the Company or unless specifically invited in writing by the Company, neither Buyer nor any of its controlled Affiliates will directly or indirectly:

(i)           in any way acquire, offer or propose to acquire or agree to acquire, Beneficial Ownership of any Voting Securities if such acquisition would result in Buyer or its Affiliates having Beneficial Ownership of 10% or more of the outstanding shares of the Voting Securities;

(ii)           make, or in any way participate in, any "solicitation" of "proxies" (as such terms are defined under Regulation 14A under the 1934 Act, disregarding clause (iv) of Rule 14a-1(1)(2) and including any otherwise exempt solicitation pursuant to Rule 14a-2(b)) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company or any Subsidiary;

(iii)           enter into or agree, offer, propose or seek (whether publicly or otherwise) to enter into, or otherwise be involved in or part of, any Merger Transaction;

(iv)           call or seek to call a meeting of the stockholders of the Company or any of the Subsidiaries or initiate any stockholder proposal for action by stockholders of the Company or any of the Subsidiaries, or form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the 1934 Act and the rules and regulations promulgated thereunder) with respect to any Voting Securities;

(v)           seek, propose or otherwise act alone or in concert with others, to influence or control the management, board of directors, policies, affairs or strategy of the Company or any Subsidiaries by way of any public communication or otherwise; provided that nothing in this Section 4(o) shall prevent Buyer or its Affiliates (i) from voting any Voting Securities then Beneficially Owned by Buyer or its Affiliates in any manner, (ii) from having private conversations with members of management or the Board of Directors of the Company regarding the policies, affairs, or strategy of the Company or any Subsidiary, or (iii) from exercising any of Buyer’s rights pursuant to Section 4(h) hereof;

(vi)           bring any action or otherwise act to contest the validity of this Section 4(o) (provided that neither Buyer nor any of its Affiliates will be restricted from contesting the applicability of this Section 4(o) to Buyer or any of its Affiliates under any particular circumstance) or seek a release of the restrictions contained herein, or make a request to amend or waive any provision of this Section 4(o); or

(vii)           enter into any agreement or understanding with any Person regarding the foregoing clauses (i), (ii), (iii), (iv), (v) and (vi) of this Section 4(o).

For purposes of this Section 4(o):

(A)           A person will be deemed to have “Beneficial Ownership” of any securities of which such person is considered to be a “Beneficial Owner” under Rule 13d-3 under the 1934 Act.

(B)           “Merger Transaction” will mean any merger, amalgamation or other business combination relating to all or substantially all of the Company or any of the Subsidiaries or any acquisition transaction relating to all or substantially all of the assets of the Company or any Subsidiary.

(C)           “Voting Securities” will mean at any time securities of the Company that are then entitled to vote generally in the election of directors.

(p)           Intentionally Omitted.

(q)           Confidentiality.  Each Buyer agrees to keep all information, whether in written or oral form, electronically stored, or otherwise, furnished by the Company and its representatives pursuant to this Agreement, including all reports, analyses, notes, studies and other documents or records or electronic media prepared by a Buyer or its representatives that contain or are generated from such information, confidential (“Confidential Information”) except such information that (i) is or becomes generally available to the public (other than as a result of a disclosure by the receiving party in violation of this Agreement), (ii) was available to the receiving party on a non-confidential basis prior to its disclosure by the disclosing party, (iii) becomes available to the receiving party on a non-confidential basis from a person other than the disclosing party who is not known by the receiving party to be otherwise bound by a confidentiality agreement with the disclosing party, or is not known by the receiving party to be otherwise prohibited from transmitting the information to the receiving party, (iv) the disclosing party agrees may be disclosed, or (v) the receiving party is requested pursuant to, or required by, law, regulation, legal process or regulatory authority to disclose, and the receiving party shall not release or disclose such information to any other person, except its general partners, employees, auditors, attorneys, financial advisors, or other consultants and advisors.  In the event that any receiving party is requested pursuant to, or required by, law, regulation, legal process or regulatory authority to disclose any Confidential Information, such party agrees that it will provide the Company with prompt notice of such request(s) or requirement(s) (to the extent legally permitted) to enable the Company to seek an appropriate protective order (at the Company’s sole cost and expense), waive compliance with the provisions of this Agreement or take other appropriate action.  Each receiving party agrees to use its good faith efforts to assist the Company in obtaining such a protective order.  If, in the absence of a protective order or the receipt of a waiver hereunder, the receiving party is nonetheless, in the opinion of its counsel, compelled to disclose the Confidential Information or else stand liable for contempt or suffer other censure or significant penalty, such party, after notice to the Company (to the extent legally permitted), may disclose such Confidential Information that the receiving party is compelled to disclose and shall exercise all reasonable efforts to obtain reasonable assurances that confidential treatment will be accorded to such disclosed Confidential Information.

(r)            Disclosure Letter Updates.  No later than two Business Days prior to the Closing Date, the Company shall amend or supplement the Disclosure Letter with respect to any matter or event arising or occurring after the date hereof to the extent necessary or desirable in order to make the representations and warranties being made by the Company pursuant to this Agreement as of the Closing Date true and correct as of the Closing Date.

5.             CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Shares to the Buyers at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided that these conditions are for the Company’s sole benefit and (to the extent permitted by applicable Law) may be waived by the Company at any time in its sole discretion by providing the Buyers with prior written notice thereof:

(i)           Stockholder Proposals.  Each of the Stockholder Proposals shall have been duly approved by the stockholders of the Company at the Stockholders’ Meeting in accordance with applicable requirements of Law and the certificate of incorporation of the Company unless the Company shall have timely delivered to the Buyers a Subsequent Meeting Notice, in which case the Stockholder Proposals shall have been duly approved by the stockholders of the Company at the Subsequent Stockholders’ Meeting in accordance with applicable requirements of Law and the certificate of incorporation of the Company.

(ii)           Registration Rights Agreement.  Each Buyer shall have duly executed the Registration Rights Agreement, substantially in the form of Exhibit A hereto, and delivered such Registration Rights Agreement to the Company.

(iii)           Representations, Warranties and Covenants.  The representations and warranties of each Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (or, if such representation and warranty is qualified by materiality or Material Adverse Effect, in all respects) as of such specified date), and each Buyer shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.  The Company shall have received a certificate, executed by such Buyer and dated as of the Closing Date, to the foregoing effect.

(iv) Purchase Price. Each Buyer shall have delivered to the Company the Purchase Price for its Shares by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company pursuant to Section 1(d).

(v)           No Injunction or Restraints.  No Laws shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by any Transaction Document, nor shall there be on file any complaint by any Person seeking an order or decree, restraining, enjoining or prohibiting the transactions contemplated by any Transaction Document.

(vi)           Governmental Filings and Consents.  All material governmental filings, consents, orders and approvals legally required to be filed or made by any Buyer for the consummation of the transactions contemplated hereby shall have been made or obtained and shall be in full force and effect.

(vii)           Authority.  Wellington Management Company, LLP shall have delivered, as investment adviser on behalf of each Buyer, a letter certifying that Wellington Management Company, LLP has the authority to enter into this Agreement on behalf of such Buyer.

6.             CONDITIONS TO THE BUYERS’ OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and (to the extent permitted by applicable Law) may be waived by such Buyer (as to itself only) at any time in their sole discretion by providing the Company with prior written notice thereof:

(i)           Stockholder Proposals.  Each of the Stockholder Proposals shall have been duly approved by the stockholders of the Company at the Stockholders’ Meeting in accordance with applicable requirements of Law and the certificate of incorporation of the Company unless the Company shall have timely delivered to the Buyers a Subsequent Meeting Notice, in which case the Stockholder Proposals shall have been duly approved by the stockholders of the Company at the Subsequent Stockholders’ Meeting in accordance with applicable requirements of Law and the certificate of incorporation of the Company.

(ii)           Registration Rights Agreement.  The Company shall have duly executed the Registration Rights Agreement, substantially in the form of Exhibit A hereto, and delivered such Registration Rights Agreement to the Buyers.

(iii)           Charter Amendment.  The Company shall have filed the Charter Amendment with the Secretary of State of the State of Delaware, and such Charter Amendment shall be effective.

(iv)           Stock Certificate.  The Company shall have delivered to such Buyer (or its designated custodian) a stock certificate evidencing the Shares being purchased by such Buyer.

(v)           Legal Opinion.  Such Buyer shall have received the opinion of Katten Muchin Rosenman LLP, the Company’s outside counsel, substantially in the form approved by the Buyers prior to the execution and delivery of this Agreement, dated as of the Closing Date.

(vi)          Good Standing Certificate.  The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company issued by the Secretary of State of the State of Delaware as of a date within fifteen (15) days of the Closing Date.

(vii)         Corporate Documents.  The Company shall have delivered to the Buyers a certificate, executed by the Secretary of each of the Company and MetaBank and dated as of the Closing Date, as to (A) the resolutions consistent with Section 3(c) as adopted by the Board of Directors, (B) the certificate of incorporation of the Company, as amended and in effect at the Closing Date, (C) the federal stock charter of MetaBank, as in effect at the Closing, (D) the Bylaws and the bylaws of MetaBank, as in effect at the Closing, and (E) the incumbency signatures of the officers of the Company executing each Transaction Document or any other document executed in connection with this Agreement.

(viii)        Representations, Warranties and Covenants.

(1)           The representations and warranties of the Company set forth in Sections 3(a), 3(b), 3(c), 3(d), 3(g), 3(h), 3(i), 3(l)(i), 3(x), 3(y), 3(z) and 9(n) (the “Fundamental Representations”) shall be true and correct in all respects as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date);

(2)           The representations and warranties of the Company set forth in Section 3 hereof, other than the Fundamental Representations, shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect or like qualifiers, which shall be true and correct in all respects) as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (or, if such representation and warranty is qualified by materiality or Material Adverse Effect, in all respects) as of such specified date);

(3)           The Company shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date; and

(4)           The Buyers shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer (or other senior executive officer reasonably acceptable to the Buyers) of the Company, dated as of the Closing Date, that the conditions set forth in each of clauses (1) through and including (3) above have been satisfied, and further certifying that the facts, events or circumstances described in updates to the Disclosure Letter and in any document filed or furnished with the SEC under the 1934 Act after the date hereof and publicly available before the Closing Date have not had, and are reasonably expected not to have, a Material Adverse Effect.

(ix)           No Injunction or Restraints.  No Laws shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by any Transaction Document, nor shall there be on file any complaint by any Person (other than any Buyer or its Affiliates) seeking an order or decree, restraining, enjoining or prohibiting the transactions contemplated by any Transaction Document.

(x)            Number of Outstanding Shares of Common Stock.  The Company shall have delivered to the Buyers a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) Business Days of the Closing Date.

(xi)           Common Stock Remains Listed.  The Common Stock (including the Shares) (A) shall be listed on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (x) in writing by the SEC or the Principal Market or (y) by the Company’s falling below the minimum listing maintenance requirements of the Principal Market.

(xii)          Governmental Filings and Consents.  All material governmental filings, consents, orders and approvals legally required to be filed or made by the Company for the consummation of the transactions contemplated hereby shall have been made or obtained and shall be in full force and effect.

(xiii)         Other Documents.  The Company shall have delivered to the Buyers such other documents relating to the transactions contemplated by this Agreement as the Buyers or their counsel may reasonably request.

(xiv)         Minimum Number of Shares Sold in Private Placements.  On or prior to the Closing Date, the Company shall have issued or sold, or substantially contemporaneously with the Closing, will issue and sell, to the Buyers in connection with this Agreement and all (or at least some) of the Other Investors in connection with all (or at least some) of the Other Private Placements (without any amendment to or waiver of any of the material terms or conditions of the securities purchase agreements entered into with such Other Investors in a manner materially adverse to the Buyers hereunder), not less than, in the aggregate, seven hundred thousand (700,000) shares of Common Stock, and the Buyers shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer (or other senior officer reasonably acceptable to the Buyers) of the Company, dated as of the Closing Date, stating that the condition set forth in this Section 6(xiv) shall have been satisfied.

(xv)          No Company Material Adverse Effect.  Since the date of this Agreement, no Material Adverse Effect shall have occurred.

7.             SURVIVAL AND INDEMNIFICATION.

(a)           Survival.  Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 7, 8 and 9(b) shall survive the Closing and the delivery of the Shares.

(b)           Indemnification.  Subject to the other terms and conditions of this Section 7, the Company shall indemnify, defend and hold harmless the Buyers, their Affiliates and their respective partners, directors, officers, employees, advisors and representatives (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against any and all Losses (including actions brought by the Buyers or the Company or any equity holders of the Company or derivative actions brought by any Person claiming through or in the Company’s name other than actions brought by the Company for breach of any of Buyers’ representations, warranties or covenants made by it under this Agreement), proceedings or investigations (whether formal or informal), or threats thereof, based upon, resulting from, relating to or arising out of (i) any breach of any representation or warranty of the Company in this Agreement, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, or (iii) any action, suit or proceeding initiated by one or more stockholders of the Company (other than any Buyer) as a result of the transactions contemplated by this Agreement that are to be consummated on the Closing Date; provided, that if and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such Losses which shall be permissible under applicable Laws; and, provided, further, that the Company shall have no obligation to indemnify, defend or hold harmless (or make contribution to the payment and satisfaction to) any Indemnified Party to the extent the Losses suffered by such Indemnified Party arise out of or result from a breach of any representation, warranty or covenant made or to be complied with by such Indemnified Party hereunder or the gross negligence or willful misconduct of such Indemnified Party.

(c)            Procedure.  Promptly after receipt by an Indemnified Party of notice by a third party of any complaint or the commencement of any audit, investigation, action or proceeding with respect to which such Indemnified Party may be entitled to receive payment from the Company for any Losses, such Indemnified Party will notify the Company in writing following the Indemnified Party’s receipt of such complaint or of notice of the commencement of such audit, investigation, action or proceeding; provided, however, that the failure to so notify the Company in writing will not relieve the Company from liability under this Agreement with respect to such claim unless such failure to notify the Company in writing results in the forfeiture of material rights or defenses otherwise available to the Company with respect to such claim.  The Company will have the right, upon written notice delivered to the Indemnified Party within twenty (20) days thereafter, which notice shall include the Company’s written statement that it is assuming full responsibility for any Losses resulting from such audit, investigation, action or proceeding, to assume the defense of such audit, investigation, action or proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of the fees and disbursements of such counsel.  In the event, however, that the Company declines or fails to assume the defense of the audit, investigation, action or proceeding on the terms provided above or to employ counsel reasonably satisfactory to the Indemnified Party, in either case within such twenty (20) day period, then such Indemnified Party may employ counsel to represent or defend it in any such audit, investigation, action or proceeding and the Company will pay the reasonable fees and disbursements of such counsel as incurred; provided, however, that the Company will not be required to pay the fees and disbursements of more than one counsel plus appropriate local counsel for all Indemnified Parties in any jurisdiction in any single audit, investigation, action or proceeding.  In any audit, investigation, action or proceeding with respect to which indemnification is being sought hereunder, the Indemnified Party or the Company, whichever is not assuming the defense of such action, will have the right to participate in such matter and to retain its own counsel at such party’s own expense.  The Company or the Indemnified Party, as the case may be, shall at all times use reasonable efforts to keep the Company or the Indemnified Party, as the case may be, reasonably apprised of the status of the defense of any matter the defense of which they are maintaining and to cooperate in good faith with each other with respect to the defense of any such matter.  No Indemnified Party may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Company, unless (i) the Company fails to assume and maintain the defense of such claim pursuant to this Section 7(c) or (ii) such settlement, compromise or consent (A) includes an unconditional release of the Company from all liability arising out of such claim, (B) does not contain any admission or statement suggesting any wrongdoing or liability on behalf of the Company, and (C) does not contain any equitable order, judgment or term which in any manner affects, restrains or interferes with the business of the Company or any of the Company’s Affiliates.  The Company may not, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed), settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder unless such settlement, compromise or consent (A) includes an unconditional release of the Indemnified Party from all liability arising out of such claim, (B) does not contain any admission or statement suggesting any wrongdoing or liability on behalf of the Indemnified Party, (C) does not contain any equitable order, judgment or term which in any manner affects, restrains or interferes with the business of the Indemnified Party or any of the Indemnified Party’s Affiliates, and (D) does not require payment of any amount that is not being paid by the Company.

(d)           Reimbursement.  In the event the Company is obligated to indemnify for expenses, the Company shall, subject to the provisions of this Section 7, upon presentation of appropriate invoices containing reasonable detail, reimburse each Indemnified Party for all such expenses (including reasonable expenses of investigation and reasonable fees, disbursements and other charges of counsel in connection with any claim, action, suit or proceeding) as they are incurred by such Indemnified Party.  “Losses” means all losses, claims (including any claim by a third party), damages and expenses (including reasonable expenses of investigation and reasonable fees, disbursements and other charges of counsel in connection with any claim, action, suit or proceeding) actually incurred by the Indemnified Party in connection with any claim, action, suit or proceeding.

8.             TERMINATION.

(a)           Termination by Mutual Agreement.  This Agreement may be terminated prior to the Closing by mutual written agreement of the Company and any Buyer (with respect to itself only).

(b)          Termination for Failure to Close.  In the event that the Closing shall not have occurred on or before 5:00 p.m., New York City Time, on February 12, 2013, either the Company or any Buyer (with respect to itself only) shall have the option to terminate this Agreement at the close of business on such date or at any time thereafter, without liability to such party, by the giving of written notice of termination, unless the Closing has not occurred by reason of the failure of the party seeking to terminate this Agreement to comply in all material respects with its obligations under this Agreement.

(c)           Termination for Breach.  This Agreement may be terminated by the Company or any Buyer (with respect to itself only) in the event the Company (in the case of termination by a Buyer) or any Buyer (in the case of termination by the Company) is in breach in any material respect of any representation, warranty, covenant or agreement contained in this Agreement such that the conditions to the nonbreaching party’s obligation to consummate the transactions contemplated by this Agreement would not be satisfied, the terminating party has notified the other party of the breach, and such breach has continued without cure for a period of ten (10) Business Days after the notice of breach.

(d)           Termination For No Stockholder Approval.  This Agreement may be terminated by the Company or any Buyer (with respect to itself only) after the tenth (10th) Business Day following the Stockholders’ Meeting if the stockholders of the Company fail to approve the Stockholder Proposals at such Stockholders’ Meeting unless the Company shall have timely delivered to the Buyers a Subsequent Meeting Notice, in which case this Agreement may be terminated by the Company or any Buyer (with respect to itself only) if the stockholders of the Company fail to approve the Stockholder Proposals at the Subsequent Stockholders’ Meeting.

(e)           Effects of Termination.  In the event of any termination of this Agreement as provided in Section 8(a), 8(b), 8(c) or 8(d), this Agreement (other than this Section 8(e), Section 7 and Section 9, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided, that the Company will remain liable to the Buyers for any breach of this Agreement by the Company existing at the time of such termination, each Buyer will remain liable to the Company for any breach of this Agreement by such Buyer existing at the time of such termination, and the Buyers or the Company, as the case may be, may seek such remedies against the other with respect to any such breach as are provided in this Agreement or as are otherwise available at Law or in equity.

9.             MISCELLANEOUS.

(a)           Definitions.

“1933 Act” has the meaning set forth in Whereas clause A.

“1934 Act” has the meaning set forth in Section 2(e).

“Affiliate” means any Person controlling, controlled by or under common control with any other Person.  For purposes of this definition, “control” (including “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of securities, partnership or other ownership interests, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Allowance” has the meaning set forth in Section 3(aa).

“Beneficial Ownership” has the meaning set forth in Section 4(o).

“Board of Directors” has the meaning set forth in Section 3(c).

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by Law to remain closed.

“Buyer” and “Buyers” have the meaning set forth in the preamble.

“Buyer Controlled Entity” means any Person controlled, directly or indirectly, by any of the Buyers.

“Buyer Representatives” has the meaning set forth in Section 4(h).

“Bylaws” has the meaning set forth in Section 3(r).

“Certificate of Incorporation” has the meaning set forth in Section 3(r).

“Charter Amendment” has the meaning set forth in Section 4(a)(i).

“Closing” has the meaning set forth in Section 1(b).

“Closing Date” has the meaning set forth in Section 1(b).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in Whereas clause B.

“Company” has the meaning set forth in the preamble.

“Company Executive Team” means J. Tyler Haahr, Troy Moore, David W. Leedom and Brad C. Hanson.

“Company Intellectual Property” has the meaning set forth in Section 3(bb).

“Confidential Information” has the meaning set forth in Section 4(q).

“Confidentiality Letter” means that certain letter agreement, dated as of August 2, 2012, from the Company and directed to and executed by and on behalf of the Buyers.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“Control Group Member” means any Person which directly or indirectly controls, or is under common control with, any of the Buyers.

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

“Disclosure Letter” has the meaning set forth in Section 3.

“Eligible Market” means the NYSE MKT, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange or the Over-the-Counter Bulletin Board.

“Excess Shares” has the meaning set forth in Section 4(n)(ii).

“Family Member” means, with respect to any Person, such Person’s spouse, children, parents or siblings.

“FDIC” has the meaning set forth in Section 3(b).

“Federal Reserve” has the meaning set forth in Section 2(k).

“Fundamental Representations” has the meaning set forth in Section 6(viii)(1).

“Fundamental Terms” has the meaning set forth in Section 9(n).

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Entity” means any federal, state, local or foreign, court, governmental, legislative, judicial, administrative or regulatory authority, agency, commission, body or other governmental entity or self regulatory organization or stock exchange, including the OCC, the FDIC, the SEC and NASDAQ.

“HOLA” has the meaning set forth in Section 2(k).

“Indebtedness” of any Person means, without duplication (i) all indebtedness (including principal, interest, fees and charges) for borrowed money, but exclusive of “deposits” (as defined in 12 U.S.C. § 1813(l)), (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables incurred in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness; provided that the amount of the indebtedness included in “Indebtedness” pursuant to this clause (vii) shall be limited to the fair market value of the property or asset subject to such mortgage, lien, pledge, charge, security interest or other encumbrance, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

“Indemnified Party” or “Indemnified Parties” has the meaning set forth in Section 7(b).

“Initial Press Release” has the meaning set forth in Section 4(m).

“Insolvent” means, with respect to any Person, that (i) the fair value of the assets of such Person, at a fair valuation, will exceed his, her or its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of such Person will be greater than the amount that will be required to pay the probable liability of his, her or its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) such Person will be able to pay his, her or its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) such Person will not have unreasonably small capital with which to conduct the business in which he, she or it is engaged as such business is now conducted.

“Intellectual Property” means any and all of the following in any jurisdiction throughout the world: (i) trademarks and service marks, including all applications and registrations and the goodwill connected with the use of and symbolized by the foregoing; (ii) copyrights, including all applications and registrations related to the foregoing; (iii) trade secrets and confidential know-how; (iv) patents and patent applications; (v) internet domain name registrations; and (vi) other intellectual property and related proprietary rights, interests and protections.

“Interim Period” has the meaning set forth in Section 4(g).

“Knowledge of the Company” or phrases of similar effect (including the words “Known” or “Know”) means the knowledge, after reasonable investigation, of the individuals listed on Schedule 9(a) attached hereto.

“Law” means any statute, ordinance, license, rule, regulation, order, demand, writ, injunction, decree or judgment of any Governmental Entity, including any of the foregoing which relate to the business of banking generally, lending activities, deposit taking, money transmission, stored value cards, credit cards, savings associations, savings and loan holding companies, trust operations, government contracts, national security, and protection of classified information, including, without limitation, the Home Owners Loan Act of 1934, the Savings and Loan Holding Company Act, the Bank Secrecy Act, the United States Foreign Corrupt Practices Act, the Fair Housing Act, the Home Mortgage Disclosure Act, the Equal Credit Opportunity Act, the Community Reinvestment Act of 1977, the Gramm-Leach-Bliley Act, the Fair Consumer Credit Protection Act, and all regulations promulgated thereunder.

“Losses” has the meaning set forth in Section 7(d).

“Material Adverse Effect” means any fact, circumstance, effect, event or change (whether or not constituting a breach of a representation, warranty, covenant or agreement set forth in this Agreement) that, individually or in the aggregate with all other facts, circumstances, effects, events or changes, has a material adverse effect on the business, properties, assets, operations, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or on the transactions contemplated hereby, or on the authority or ability of the Company to perform its obligations under this Agreement, but shall not include facts, circumstances, effects, events or changes: (i) generally affecting any of the industries in which the Company, taken together with the Subsidiaries, operates in the United States or elsewhere in the world or the economy or the financial or securities markets in the United States or elsewhere in the world; (ii) resulting from political conditions, including acts of war (whether or not declared), armed hostilities and terrorism, or developments or changes therein; (iii) resulting from any announcement of this Agreement or the transactions contemplated hereby, in each case, solely to the extent due to such announcement; (iv) resulting from a change in the Company’s stock price or the trading volume in the Common Stock in and of itself (it being understood that the underlying circumstances, event or reasons giving rise to any such failure (to the extent provided for in this definition) can be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur); or (v) resulting from a failure to meet securities analysts’ published revenue or earnings predictions for the Company in and of itself (it being understood that the underlying circumstances, event or reasons giving rise to any such failure (to the extent provided for in this definition) can be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur); provided, however, that the facts, circumstances, events or changes set forth in clause (i) above may be taken into account in determining whether there is or has been a Material Adverse Effect if and only to the extent such act, circumstance, event, effect or change has a materially disproportionate impact on the Company and the Subsidiaries relative to the other participants in the industries in which the Company and the Subsidiaries operate.

“May 2012 Private Placements” means the separate private placement transactions, each pursuant to a Securities Purchase Agreement dated as of May 9, 2012 entered into by the Company with certain investors, pursuant to which such investors purchased from the Company a total of 640,000 shares of the Common Stock.

“May 2012 Registration Rights” means the registration rights granted to the purchasers of the Company’s Common Stock pursuant to separate registration rights agreements in connection with the May 2012 Private Placements, which registration rights agreements were disclosed in, and filed as exhibits to, the Form 8-K filed by the Company on May 11, 2012.

“Merger Transaction” has the meaning set forth in Section 4(o).

“MetaBank” means MetaBank, a federally-chartered savings association and wholly-owned subsidiary of the Company.

“MetaBank C&D Order” means, collectively, the Order to Cease and Desist and the Stipulation and Consent to Issuance of Order to Cease and Desist, each executed by MetaBank with the Office of Thrift Supervision on July 15, 2011.

“MFG C&D Order” means, collectively, the Order to Cease and Desist and the Stipulation and Consent to Issuance of Order to Cease and Desist, each executed by the Company with the Office of Thrift Supervision on July 15, 2011.

“Non-Pro-Rata Stock Repurchase” has the meaning set forth in Section 4(n)(ii).

“OCC” has the meaning set forth in Section 3(b).

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Other Filings” has the meaning set forth in Section 4(b)(iii).

“Other Investor” means any Person who has executed a securities purchase agreement dated as of the date hereof pursuant to which such Person has agreed to purchase shares of Common Stock in connection with the Other Private Placements.

“Other Private Placements” has the meaning set forth in Whereas clause D.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereto.

“Post-Closing 8-K” has the meaning set forth in Section 4(m).

“Post-Stockholders’ Meeting 8-K” has the meaning set forth in Section 4(m).

“Pre-Announcement Period” has the meaning set forth in Section 2(e).

“Pre-Closing 8-K” has the meaning set forth in Section 4(m).

“Pre-Redemption Period” has the meaning set forth in Section 4(n)(ii).

“Principal Market” means the NASDAQ Global Market.

“Pro Rata Percentage” has the meaning set forth in Section 1(a).

“Proxy Statement” has the meaning set forth in Section 4(b)(i).

“Purchase Price” has the meaning set forth in Section 1(c).

“Registration Rights Agreement” means a Registration Rights Agreement between the Company and the Buyers substantially in the form set forth on Exhibit A hereto.

“Regulation D” has the meaning set forth in Whereas clause A.

“Regulatory Agreement” has the meaning set forth in Section 3(q)(i).

“Rule 144” has the meaning set forth in Section 2(h)(i).

“Rule 144A” has the meaning set forth in Section 2(h)(i).

“Sarbanes-Oxley Act” has the meaning set forth in Section 3(j)(iii).

“SEC” has the meaning set forth in Whereas clause A.

“SEC Documents” has the meaning set forth in Section 3(j)(i).

“Shares” has the meaning set forth in Section 1(a).

“Standstill Period” has the meaning set forth in Section 4(o).

“Stock Reduction Triggering Event” has the meaning set forth in Section 4(n)(ii).

“Stockholder Proposals” has the meaning set forth in Section 4(a)(i).

“Stockholders’ Meeting” has the meaning set forth in Section 4(a)(i).

“Subsequent Meeting Notice” has the meaning set forth in Section 4(a)(ii).

“Subsequent Stockholders’ Meeting” has the meaning set forth in Section 4(a)(ii).

“Subsidiaries” means MetaBank and any other entity (including any joint venture) in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest having general voting power in respect of more than fifty percent (50%) of all of the capital stock or equity or similar interest of such entity or joint venture.

“Tax” means all federal, state, local, foreign or other governmental taxes, assessments, duties, fees, levies or similar charges of any kind imposed by a Governmental Entity, including, but not limited to, all income, profit, gross receipts, franchise, excise, property, use, intangibles, sales, payroll, social security, employment, value added, withholding and other taxes, and including all interest, penalties and additional amounts imposed with respect to such amounts, whether as a primary obligor or as a result of being a “transferee” (within the meaning of Section 6901 of the Code or any other applicable Law) of another Person or as a result of being a member of an affiliated, consolidated, unitary or combined group.

“Tax Return” means any return, declaration, report, claim for refund, information return, statement or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Transaction Documents” means, collectively, this Agreement and the Registration Rights Agreement.

“Voting Securities” has the meaning set forth in Section 4(o).

“VWAP” has the meaning set forth in Section 1(c).

“VWAP Average” has the meaning set forth in Section 1(c).

(b)           Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal Laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the Laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by Law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(c)           Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided, that a facsimile or electronic (i.e., “PDF”) signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

(d)           Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(e)           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(f)           Entire Agreement; Amendments.  This Agreement, the Confidentiality Letter and the Registration Rights Agreement supersede all other prior oral or written agreements among the Buyers and the Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein and therein, and this Agreement, the Confidentiality Letter and the Registration Rights Agreement contain the entire understanding of the parties hereto with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyers.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(g)           Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or e-mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight courier service, in each case properly addressed to the party to receive the same.  The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Meta Financial Group, Inc.
5501 S. Broadband Lane
Sioux Falls, South Dakota  57108
Telephone:    (605) 977-0596
Facsimile:       (605) 338-0596
Attention:       J. Tyler Haahr
E-Mail:

with a copy (for informational purposes only) to:

Katten Muchin Rosenman LLP
2900 K Street, NW
North Tower, Suite 200
Washington, DC  20007
Telephone:    (202) 625-3500
Facsimile:       (202) 339-8281
Attention:       Jeffrey M. Werthan, Esq.
E-Mail:

If to the Buyers (or any Buyer):

c/o Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts  02210
Telephone:    (617) 790-7770
Facsimile:       (617) 289-5699
Attention:       Legal and Compliance Department
E-Mail:

; provided that any notices or communications hereunder to any Buyer shall be sent only to the Legal and Compliance Department at Wellington Management Company, LLP, and neither the Company nor any Person acting on its behalf shall send notices or communications hereunder to any other Person on behalf of any Buyer without the prior written consent of a member of the Legal and Compliance Department at Wellington Management Company, LLP.

with a copy (for informational purposes only) to:

Greenberg Traurig, LLP
One International Place
Boston, Massachusetts  02110
Telephone:    (617) 310-6205
Facsimile:       (617) 279-8402
Attention:       Bradley A. Jacobson, Esq.
E-Mail:

or to such other address and/or facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party pursuant to this Section.

(h)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  Neither the Company nor any Buyer shall assign or delegate this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party hereto; provided, that a Buyer may assign its rights under this Agreement to any other Buyer or any other Person that shares a common investment adviser with such Buyer without the consent of the Company, provided the assignee has agreed to be bound by and comply with the terms of this Agreement pursuant to an instrument in writing reasonably acceptable to the Company, which assignment, if made prior to Closing, shall not relieve the assigning Buyer of its obligation to pay or cause to be paid the amounts contemplated by Section 1(c) in accordance with the terms hereof.

(i)            No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(j)            Further Assurances.  Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)            No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party.

(l)            Remedies.  The Buyers shall have all rights and remedies set forth in this Agreement and all rights and remedies which they have been granted at any time under any other agreement or contract and all of the rights which such holders have under any Law.  Each party hereto shall be entitled to enforce its rights hereunder specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by Law.  Notwithstanding anything to the contrary contained herein, neither party hereto shall be entitled to consequential, special, exemplary, indirect or incidental damages hereunder.

(m)          Acknowledgment Regarding Buyers’ Shares.  The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that the Buyers are not acting as a financial advisor or fiduciary of the Company or any of the Subsidiaries (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by the Buyers or any of their representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyers’ purchase of the Shares.  The Company further represents to the Buyers that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

(n)           Buyers’ Acknowledgments Regarding Other Private Placements.  Except as set forth in the proviso to this sentence, each Buyer acknowledges and agrees that it is entering into (or will enter into) this Agreement and each other Transaction Document to which it is or will be a party without relying on any representation and warranty of, or any other statement made by, the Company or any of its advisors or representatives to the effect that the terms, conditions and provisions of this Agreement and such other Transaction Documents are based on the same terms, conditions and provisions as those terms, conditions and provisions agreed to by the Company and any Other Investor in connection with any Other Private Placement; provided, that the Company hereby represents and warrants that this Agreement and each of the securities purchase agreements entered into by the Other Investors in connection with the Other Private Placements are on the date hereof, and will be on the Closing Date, substantially the same with respect to the following provisions (or absence thereof, as the case may be), and the terms of each such provision are not more or less favorable in any respect to each Buyer as compared to any Other Investor: (i) the definition of “VWAP Average” and the manner of computing the Purchase Price (as set forth in Section 1(c) hereof), (ii) the outside date by which any party hereto or thereto, as applicable, may terminate such agreement if the Closing of the transactions contemplated hereby or thereby, as applicable, shall not have occurred (as set forth in Section 8(b) hereof), (iii) the condition to the Buyers’ obligation to Closing with respect to the minimum number of shares to be sold at the Closing hereunder and thereunder (as set forth in Section 6(xiv) hereof), (iv) the definition of “Material Adverse Effect” (as set forth in Section 9(a) hereof), (v) the indemnification provisions (as set forth in Section 7 hereof), (vi) the absence of a provision relating to any Buyer hereunder or any Other Investor being entitled to receive reimbursement from the Company of any of its costs or expenses related to entering into this Agreement or the securities purchase agreements entered into in connection with the Other Private Placements, as the case may be (other than pursuant to the indemnification provisions to the extent provided therein, if at all, which indemnification provisions are substantially the same), and (vii) the absence of a provision providing preemptive, subscription or similar rights or privileges to any Buyer or any Other Investor (collectively, the “Fundamental Terms”).  In the event that the Company agrees to amend any of the Fundamental Terms for any Other Investor in connection with any Other Private Placement, the Company shall notify the Buyers within one (1) Business Day of such amendment (which, in any event, shall be not less than one (1) Business Day prior to the Closing Date) and provide to the Buyers a draft of the revised securities purchase agreement or other transaction document, as applicable.

(o)           Interpretive Matters.  Unless the context otherwise requires, (a) all references to Sections, Schedules, Appendices or Exhibits are to Sections, Schedules, Appendices or Exhibits contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (c) the words “hereof,” “herein” and words of similar effect shall reference this Agreement in its entirety, and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

(p)           Independent Nature of Buyers’ Obligations and Rights.  The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. The decision of each Buyer to purchase Shares pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) of the Company or any Subsidiary which may have been made or given by any other Buyer or by any agent or employee of any other Buyer, and no Buyer and any of its agents or employees shall have any liability to any other Buyer (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Buyer pursuant thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with making its investment hereunder and that no Buyer will be acting as agent of such Buyer in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents.  Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.  It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Buyer solely, and not between the Company and the Buyers collectively, and not between and among the Buyers.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Buyers and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

META FINANCIAL GROUP, INC.

By:	/s/ David W. Leedom
Name:	David W. Leedom
Title:	Executive Vice President and Chief Financial Officer

[Buyers’ Signatures Follow]

BUYERS:

BAY POND PARTNERS, L.P.
By:	Wellington Management Company, LLP
as investment adviser

	By:	/s/ Robert J. Toner
	Name:	Robert J. Toner
	Title:	Vice President & Counsel

WOLF CREEK PARTNERS, L.P.

By:	Wellington Management Company, LLP
as investment adviser

	By:	/s/ Robert J. Toner
	Name:	Robert J. Toner
	Title:	Vice President & Counsel

BAY POND INVESTORS (BERMUDA) L.P.
By:	Wellington Management Company, LLP
as investment adviser

	By:	/s/ Robert J. Toner
	Name:	Robert J. Toner
	Title:	Vice President & Counsel

BUYERS (continued):

WOLF CREEK INVESTORS (BERMUDA) L.P.
By:	Wellington Management Company, LLP
as investment adviser

	By:	/s/ Robert J. Toner
	Name:	Robert J. Toner
	Title:	Vice President & Counsel

ITHAN CREEK MASTER INVESTMENT PARTNERSHIP (CAYMAN) II, L.P.
By:	Wellington Management Company, LLP
as investment adviser

	By:	/s/ Robert J. Toner
	Name:	Robert J. Toner
	Title:	Vice President & Counsel

ITHAN CREEK MASTER INVESTORS (CAYMAN) L.P.
By:	Wellington Management Company, LLP
as investment adviser

	By:	/s/ Robert J. Toner
	Name:	Robert J. Toner
	Title:	Vice President & Counsel

Schedule 1

Share Allocation

Buyer	Percentage of Shares to be Acquired by Buyer
BAY POND PARTNERS, L.P.	43.40%
WOLF CREEK PARTNERS, L.P.	9.24%
BAY POND INVESTORS (BERMUDA) L.P.	26.29%
WOLF CREEK INVESTORS (BERMUDA) L.P.	7.99%
ITHAN CREEK MASTER INVESTMENT PARTNERSHIP (CAYMAN) II, L.P.	2.52%
ITHAN CREEK MASTER INVESTORS (CAYMAN) L.P.	10.55%

Schedule 9(a)

Knowledge of the Company

J. Tyler Haahr

Troy Moore

David W. Leedom

Brad C. Hanson

John Hagy

META FINANCIAL GROUP, INC.

SECURITIES PURCHASE AGREEMENT

DISCLOSURE LETTER

This Meta Financial Group, Inc. Disclosure Letter (the “Disclosure Letter”) is the Disclosure Letter referred to in, and is being delivered pursuant to, the Securities Purchase Agreement, dated as of August 16, 2012 (the “Agreement”), by and among Meta Financial Group, Inc., a Delaware corporation (“Company”), and Bay Pond Partners, L.P., a limited partnership organized and existing under the laws of the State of Delaware, Wolf Creek Partners, L.P., a limited partnership organized and existing under the laws of the State of Delaware, Bay Pond Investors (Bermuda) L.P., a limited partnership organized and existing under the laws of Bermuda, Wolf Creek Investors (Bermuda) L.P., a limited partnership organized and existing under the laws of Bermuda, Ithan Creek Master Investment Partnership (Cayman) II, L.P., a limited partnership organized and existing under the laws of the Cayman Islands, and Ithan Creek Master Investors (Cayman) L.P., a limited partnership organized and existing under the laws of the Cayman Islands (collectively, “Buyers”).  Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement, unless the context otherwise requires.

The information and disclosures made in this Disclosure Letter are subject to, and made under, the following terms and conditions:

The information included in this Disclosure Letter is disclosed confidentially and is subject to the obligations of confidentiality contained in the Agreement.  The information provided in this Disclosure Letter is being provided solely for the purpose of making the required disclosures to Buyers under the Agreement.  Except as expressly required by the Agreement, the inclusion of any fact, item, matter, circumstance, transaction, action, proceeding, or event in a Schedule hereof is not deemed to be an admission or representation that the fact, item, matter, circumstance, transaction, action, proceeding, or event is or is not material or would or could have a Material Adverse Effect, and such inclusion shall not be deemed an acknowledgement that such fact, item, matter, circumstance, transaction, action, proceeding, or event is required to be disclosed pursuant to the Agreement.  The introductory language and the heading to each Schedule are inserted for convenience of reference only and shall not create a different standard for disclosure from that set forth in the Agreement.  Further, the use of headings in this Disclosure Letter shall not create a representation regarding the completeness or accuracy of the organization of the information in this Disclosure Letter.  In disclosing this information in this Disclosure Letter, Company expressly does not waive any attorney-client privilege associated with such information, nor any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed herein.

In accordance with the Agreement, Company hereby discloses to Buyers the following:

Schedule 3(e)

No Conflicts

None.

Schedule 3(j)(i)

Certain Reports Not Filed with the SEC

None.

Schedule 3(l)(i)

Material Adverse Effect Events

None.

Schedule 3(l)(ii)

Certain Changes

Section 3(l)(ii)(D)

(i)
The Company declared on November 30, 2011, and paid on or about January 1, 2012, a dividend to its common stockholders in the amount of $0.13 per share for the first quarter of the Company’s fiscal year.

(ii)
The Company declared on February 28, 2012, and paid on or about April 1, 2012, a dividend to its common stockholders in the amount of $0.13 per share for the second quarter of the Company’s fiscal year.

(iii)	The Company declared on May 29, 2012, and paid on or about July 1, 2012, a dividend to its common stockholders in the amount of $0.13 per share for the third quarter of the Company’s fiscal year.

Schedule 3(m)

Undisclosed Liabilities

None.

Schedule 3(p)

Transactions with Affiliates

Affiliate Transactions with Subsidiaries

        None of the officers, directors or employees of the Company or any of its subsidiaries is a party to any affiliate transaction with and of the Subsidiaries.

Affiliate Transactions with the Company

See the Company’s Annual Report on Form 10-K filed December 20, 2011 and the Company’s Proxy Statement on Form DEF 14A filed on December 29, 2011 for a description of the Company’s stock option and incentive plans and information regarding options and restricted shares outstanding thereunder.

As of July 13, 2012, the executive officers of the Company hold the number of unexercised options for shares of Common Stock set forth opposite their names below (an no such executive officers hold any restricted shares of common stock):

Executive Officer	Unexercised Options for shares of Common Stock
J. Tyler Haahr	84,585
Bradley C. Hanson	102,904
David Leedom	32,592
Troy Moore, III	36,369
Total:	256,450

        As of July 13, 2012, all other employees, officers, directors and consultants of the Company and its Subsidiaries hold a total of 142,125 unexercised options and no shares of restricted stock.

Schedule 3(q)

Agreements with Regulatory Agencies

(i)            Section 3(q)(i) – Regulatory Agreements.

As previously disclosed in public filings with the SEC, on July 15, 2011, the Company and MetaBank each stipulated and consented to a Cease and Desist Order (together, the “Orders” or the “Consent Orders”) issued by the Office of Thrift Supervision (the “OTS”). Under the Orders, the OTS and MetaBank agreed upon a Remuneration Plan to provide reimbursement to iAdvance Line of Credit borrowers affected by MetaBank’s failure to implement a recurring use plan. The Remuneration Plan provides for an aggregate amount of $4.8 million to be paid to iAdvance customers. MetaBank also stipulated and consented to an Order of Assessment of a Civil Money Penalty (the “Assessment”) providing for MetaBank’s payment of $400,000. The Orders and the Assessment became effective on July 15, 2011. Both sums were paid in the fourth quarter of fiscal 2011. Under the terms of the Orders and the Assessment, the OTS acknowledged that the Company and MetaBank neither admitted nor denied the OTS findings in the Orders and the Assessment or that grounds existed to initiate a proceeding.

The Orders require the Company and MetaBank to submit to the OTS (or its successor) various management and compliance plans and programs to address the matters initially identified in the supervisory directives as well as plans for enhancing Company and Bank capital and require non-objection by OTS (or its successors, the Board of Governors of the Federal Reserve System for the Company (“Federal Reserve”) and the Office of the Comptroller of the Currency (“OCC”) for MetaBank) for Company cash dividends, distributions, share repurchases, payments of interest or principal on debt and incurrence of debt. Under the terms of the Order, MetaBank agreed that it will cease and desist from (1) violations of certain laws and regulations and (2) unsafe or unsound practices that resulted in it operating without adequate: (a) internal controls, management information systems and internal audit reviews of its third party sponsorship arrangements; and (b) certain information technology policies and procedures. The limitations related to the Meta Payment Systems division of MetaBank following the issuance of the supervisory directives remain in place. Such limitations include receiving the prior written approval of the Regional Director of the OCC before MetaBank may (1) enter into any new third party relationship agreement concerning any credit product, deposit product (including prepaid cards), or automatic teller machine or materially amend any such existing agreement (except for amendments to achieve compliance with applicable laws, regulations, or regulatory guidance); (2) originate, directly or through any third party, tax refund anticipation loans; (3) offer a tax refund transfer processing service directly or through any third party; or (4) offer or originate iAdvance lines of credit to new customers or permit draws on existing iAdvance lines of credit, either directly or through any third party.

The Orders further require the Company and MetaBank to submit to the Federal Reserve and the OCC, as appropriate, various management and compliance plans and programs to address the matters initially identified in the supervisory directives as well as plans for enhancing Company and Bank capital. Although there can be no assurance that such actions will continue in the future, by separate letter agreement, the OTS took no objection, and neither the Federal Reserve nor the OCC has taken any objection to the Company’s request to pay any trust preferred security payment due or to regular dividends to stockholders.  The above-description of the Orders is a summary only.  For full details, reference should be made to the copies of the Orders which are attached hereto as Exhibits A-1 through A-4.

Also as previously disclosed in public filings with the SEC, by letter dated December 28, 2010, the OTS directed MetaBank not to increase the amount of brokered deposits from the amount it held at December 28, 2010 without the prior written non-objection of the OTS Regional Director. MetaBank believes it did not hold any brokered deposits on December 28, 2010 or thereafter, and therefore does not anticipate seeking approval. At the direction of the OTS, MetaBank requested the FDIC to confirm that deposits related to a specific prepaid program were not brokered deposits. MetaBank has not yet received a reply from FDIC. At the time the directive was issued, OTS staff stated that it would not seek retroactively to enforce the directive for any growth that occurs subsequent to December 28, 2010, given MetaBank’s request to the FDIC. MetaBank tendered its request to the FDIC in December 2010. MetaBank has been advised that the FDIC will consider MetaBank’s request in the context of its broader industry reevaluation of brokered deposits in general. In addition, under current rules, if a substantial portion of MetaBank’s deposits are ruled to be “brokered,” and should MetaBank’s primary federal regulator decide to impose a formal individual minimum capital requirement or similar formal requirement on MetaBank notwithstanding that MetaBank is well-capitalized, MetaBank would be prohibited, absent waiver from the FDIC, from utilizing brokered deposits. In either event, unless MetaBank receives relief from its regulator or a waiver from the FDIC, such a result could produce serious adverse consequences for MetaBank from a liquidity standpoint and could also have serious adverse effects on the Company’s financial condition and results of operations.

(ii)	Section 3(q)(ii) – Pending or threatened Regulatory Agreements; capital restoration plans.

The information presented elsewhere in this Schedule 3(q) is incorporated herein by reference.  As disclosed above in Section (i) of this Schedule 3(q), the OCC has asked MetaBank to provide it with the MetaBank’s plans to enhance its capital.

(iii)           Section 3(q)(iii) – Compliance with Regulatory Agreements.

The information presented elsewhere in this Schedule 3(q) is incorporated herein by reference. Since the issuance of the supervisory directives and the Consent Orders, the Company and MetaBank have been cooperating with the OTS, and thereafter the OCC and the Federal Reserve as successors to the OTS, to correct those aspects of its operations that were addressed in the Regulatory Agreements.  Management of the Company and MetaBank believe the Company and MetaBank have already made substantial progress.  However, no assurance can be provided that all aspects of the Company’s and MetaBank’s operations are in full compliance with the Orders or Regulatory Agreements or that the Company’s and MetaBank’s regulators will not criticize the Company and MetaBank with respect thereto in future examinations or reports issued in conjunction therewith.  If the Company’s and MetaBank’s regulators believe that they have violated the Regulatory Agreements, serious consequences could result that could have a Material Adverse Effect on the Company and MetaBank.  At the date of this Agreement the Company and MetaBank have not been advised of any violations of the Orders or Regulatory Agreements that the Company believes could reasonably be expected to result in a Material Adverse Effect.

(iv)	Section 3(q)(iv) – Initiated or pending proceedings, enforcement actions, or formal investigations.

None.

(v)	Section 3(q)(v) – Resolutions of proceedings, enforcement actions, or formal investigations.

None.

(vi)	Section 3(q)(vi) – Unresolved violations, criticisms or exceptions.

None.

(vii)	Section 3(q)(vii) – Formal inquiries by or disagreement or disputes with any Government Agency.

None.

Schedule 3(r)

Certain Capitalization Matters

(i)	Capital Stock of Company Subject to Preemptive Rights or Similar Rights or Liens, etc.

None.

(ii)	Outstanding Options, Warrants, Convertible Securities, Rights to Subscribe, etc. Relating to the Company and its Subsidiaries

The options and other securities described or referenced on Schedule 3(p) of this Disclosure Letter.

(iii)	Registration Obligations of the Company or its Subsidiaries

None.

(iv)	Agreements of the Company or its Subsidiaries That May Require Redemption of Securities of the Company

(A)	Securities Purchase Agreement, dated as of January 22, 2010, between the Company and Cash America International, Inc.

(B)	Securities Purchase Agreement, dated as of January 29, 2010, between the Company and NetSpend Holdings, Inc.

(C)	Securities Purchase Agreement, dated as of May 9, 2010, between the Company and ACP MFG Holdings, LLC.

(D)	Securities Purchase Agreement, dated as of May 9, 2010, among the Company and Boathouse Row I, LP, Boathouse Row II, LP and Boathouse Row Offshore.

(E)	Securities Purchase Agreement, dated as of May 9, 2010, between the Company and Long Meadow Holdings, L.P.

(v)	Securities of the Company or its Subsidiaries With Anti-Dilution Rights, etc.

None.

(vi)	Stock Appreciation Rights and Phantom Stock Plans of the Company

None.

Schedule 3(s)

Subsidiaries of the Company

The following are the direct and indirect subsidiaries of the Company, showing the owner thereof, percentage interest held and jurisdiction of organization:

Name and Jurisdiction of Subsidiary	Owner of Subsidiary	Percentage Interest of Subsidiary Held by Owner
MetaBank, a federally chartered savings association	Meta Financial Group, Inc.	100%
First Midwest Financial Capital Trust I, a Delaware business trust	Meta Financial Group, Inc.	100%
First Services Financial Limited, an Iowa corporation	MetaBank	100%
Brookings Service Corporation, a South Dakota corporation	MetaBank	100%

Schedule 3(t)

Litigation

None.

Exhibit A-1

Company C & D

[Meta Financial Group, Inc. – Order to Cease and Desist, dated July 15, 2011, filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Meta Financial Group, Inc. with the Securities and Exchange Commission on July 18, 2011]

Exhibit A-2

MetaBank C & D

[MetaBank – Order to Cease and Desist, dated July 15, 2011, filed as Exhibit 10.2 to the Current Report on Form 8-K filed by Meta Financial Group, Inc. with the Securities and Exchange Commission on July 18, 2011]

Exhibit A-3

Company Stipulation and Consent

[Meta Financial Group, Inc. – Stipulation and Consent to Issuance of Order to Cease and Desist, dated July 15, 2011, filed as Exhibit 10.3 to the Current Report on Form 8-K filed by Meta Financial Group, Inc. with the Securities and Exchange Commission on July 18, 2011]

Exhibit A-4

MetaBank Stipulation and Consent

[MetaBank – Stipulation and Consent to Issuance of Order to Cease and Desist, dated July 15, 2011, filed as Exhibit 10.4 to the Current Report on Form 8-K filed by Meta Financial Group, Inc. with the Securities and Exchange Commission on July 18, 2011]

Exhibit A to Securities Purchase Agreement
(Form of Registration Rights Agreement)

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of _______ ___, 2012, by and among Meta Financial Group, Inc., a Delaware corporation (the “Company”), and Bay Pond Partners, L.P., a limited partnership organized and existing under the laws of the State of Delaware, Wolf Creek Partners, L.P., a limited partnership organized and existing under the laws of the State of Delaware, Bay Pond Investors (Bermuda) L.P., a limited partnership organized and existing under the laws of Bermuda, Wolf Creek Investors (Bermuda) L.P., a limited partnership organized and existing under the laws of Bermuda, Ithan Creek Master Investment Partnership (Cayman) II, L.P., a limited partnership organized and existing under the laws of the Cayman Islands, and Ithan Creek Master Investors (Cayman) L.P., a limited partnership organized and existing under the laws of the Cayman Islands (each, a “Buyer” and, collectively, the “Buyers”).

RECITALS:

WHEREAS, this Agreement is being entered into pursuant to the provisions of that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of August 16, 2012, by and among the Company and the Buyers; and

WHEREAS, as an inducement to the Buyers’ investment in the Company pursuant to the Securities Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain registration rights to the Buyers as set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.
GENERAL

1.1           Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

“120-Day Deadline” shall have the meaning ascribed to it in Section 2.1(b) hereof.

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person or entity.

“Agreement” shall have the meaning ascribed to it in the preamble hereof.

“Black Out Period” shall have the meaning ascribed to it in Section 2.11(a) hereof.

“Business Day” means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Buyer” and “Buyers” shall have the meaning ascribed to them in the preamble hereof.

“Closing Date” means the date on which the closing of the transactions contemplated by the Securities Purchase Agreement occurs.

“Common Stock” means shares of common stock, $0.01 par value per share, of the Company.

“Company” shall have the meaning ascribed to it in the preamble hereof.

“Event” shall have the meaning ascribed to it in Section 2.1(b) hereof.

“Event Date” shall have the meaning ascribed to it in Section 2.1(b) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” or “Holders” means the Buyers and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 2.8 hereof.

“Mandatory Registration Statement” shall have the meaning ascribed to it in Section 2.1(a) hereof.

“Misstatement” shall have the meaning ascribed to it in Section 2.4 hereof.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, business trust, joint stock company, trust or unincorporated organization or any government or any agency or political subdivision thereof.

“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

“Registrable Securities” means (a) the Shares, and (b) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, preferred stock or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares held by the Holders; provided, however, that Registrable Securities shall not include any shares of Common Stock (i) which have been sold or otherwise disposed of either pursuant to a registration statement or Rule 144 under the Securities Act; (ii) which have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned in compliance with the terms of this Agreement; or (iii) which may be sold by the Holder in question pursuant to Rule 144 without volume restrictions or public information requirements.

“Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (including any Mandatory Registration Statement), including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, and any other Persons retained by the Company and the compensation of regular employees of the Company, which shall be paid in any event by the Company, but shall not include Selling Expenses.

“SEC” or “Commission” means the Securities and Exchange Commission and any successor agency.

“Securities Act” means the Securities Act of 1933, as amended, or similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Securities Purchase Agreement” shall have the meaning ascribed to it in the recitals hereof.

“Selling Expenses” means all underwriting discounts, selling commissions, fees of underwriters, selling brokers, dealer managers and similar securities industry professionals and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

“Shares” means shares of Common Stock issued by the Company to the Buyers pursuant to the Securities Purchase Agreement.

“Trading Markets” shall have the meaning ascribed to it in Section 2.3(g) hereof.

“Violation” shall have the meaning ascribed to it in Section 2.7(a) hereof.

SECTION 2.
REGISTRATION

2.1           Registration Statement.

(a)           In accordance with the requirements of Section 2.3 below, the Company shall file with the SEC within thirty (30) calendar days after the Closing Date, and shall use commercially reasonable efforts to cause to be declared effective by the SEC as soon as practicable after the date of such filing, and in any event within 120 calendar days after the Closing Date, a registration statement on Form S-1 or Form S-3 with respect to the resale of the Registrable Securities by the Holders thereof.  The Company shall also, once such registration statement becomes effective, maintain the effectiveness of the registration effected pursuant to this Section 2.1 and keep such registration statement free of any material misstatements or omissions at all times, subject only to the limitations on effectiveness set forth below.  The registration statement contemplated by this Section 2.1 is referred to herein as the “Mandatory Registration Statement.”  The Company shall cause the Mandatory Registration Statement to remain effective until such date as is the earlier of (i) the date on which all Registrable Securities included in the registration statement shall have been sold or shall have otherwise ceased to be Registrable Securities and (ii) the date on which all remaining Registrable Securities may be sold pursuant to Rule 144 without volume restrictions or public information requirements and any and all restrictive legends with respect to restrictions on transferability under the Securities Act have been removed from the Shares (provided that removal of such legends shall not be a condition to the Company’s right to cause the Mandatory Registration Statement to no longer remain effective if the Holders shall fail to promptly take such reasonable actions as the Company shall reasonably request to facilitate removal of the restrictive legends).

(b)           If: (i) the Mandatory Registration Statement is not filed on or prior to thirty (30) calendar days after the Closing Date (subject to the provisions of Section 2.11), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Mandatory Registration Statement will not be “reviewed”, or not subject to further review, or (iii) the Mandatory Registration Statement filed or required to be filed hereunder is not declared effective by the Commission within 120 calendar days after the Closing Date (the “120-Day Deadline”), or (iv) in the event that, after the 120-Day Deadline, the Registrable Securities have not been listed on the Trading Markets (as defined below), or (v) after the 120-Day Deadline, the Mandatory Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are otherwise not permitted to utilize the prospectus therein to resell such Registrable Securities (except as may be restricted pursuant to Section 2.4 or 2.11) for more than 14 consecutive calendar days or more than an aggregate of 20 calendar days during any 12-month period (which need not be consecutive calendar days) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i), (iii) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five (5) Business Day period is exceeded, or for purposes of clause (v) the date on which such 14 or 20 calendar day period, as applicable, is exceeded being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on the expiration of each thirty (30) day-period following such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured or such Holder no longer owns Registrable Securities, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to two and one-half percent (2.50%) of the aggregate purchase price paid by such Holder for all Registrable Securities then held by such Holder.    If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven calendar days after the date payable hereunder, the Company will pay interest thereon at a rate of 18% per annum (or, to the extent such amount exceeds the maximum amount that is permitted to be paid under applicable law, such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due hereunder until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

2.2           Expenses of Registration.  All reasonable Registration Expenses incurred in connection with any registration hereunder shall be borne by the Company.  All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the Holders of the Registrable Securities so registered pro rata on the basis of the number of shares so registered.

2.3           Additional Obligations of the Company.  The Company shall:

(a)           At least three (3) Business Days before filing the Mandatory Registration Statement, furnish to counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports that have been filed via EDGAR which may be incorporated or deemed to be incorporated by reference thereto), and the Company shall in good faith consider any reasonable comments of such counsel received at least one (1) Business Day prior to filing.

(b)           Promptly notify the Holders when the Mandatory Registration Statement is declared effective by the Commission.  The Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to the registration statement or any amendments thereto and shall furnish to the Holders, upon request, any comments of the Commission staff regarding the Holders.  The Company shall promptly file with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act after the Company concludes that the staff of the Commission has no further comments on the filing.

(c)           Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)           Use commercially reasonable efforts to register and qualify the securities covered by the Mandatory Registration Statement under such other securities or Blue Sky laws of such U.S. jurisdictions as shall be reasonably requested by the Holders unless an exemption from registration and qualification exists; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, file a general consent to service of process or subject itself to general taxation in any such states or jurisdictions.

(e)           Promptly notify each Holder of Registrable Securities covered by the Mandatory Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (provided that in no event shall such notice contain any material, non-public information regarding the Company) and, when such state of facts no longer exists whether due to passage of time or filing of supplemental disclosure by the Company, the Company shall promptly furnish to each such Holder a reasonable number of copies of any supplement or amendment to such prospectus filed by the Company.

(f)           Use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Mandatory Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in the United States, and in the event of the issuance of any stop order suspending the effectiveness of such registration statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts to obtain promptly the withdrawal of such order.

(g)           Cause all Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed (collectively, the “Trading Markets”), including, without limitation, by the filing of any required additional listing applications.

(h)           Use commercially reasonable efforts to cooperate with the Holders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities sold pursuant to the Mandatory Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request.

(i)           Provide and cause to be maintained a registrar and transfer agent for all Registrable Securities covered by any registration statement from and after a date not later than the effective date of the Mandatory Registration Statement.

(j)           Not, nor shall any subsidiary or affiliate thereof, identify any Holder as an underwriter in any public disclosure or filing with the SEC or the NASDAQ Stock Market or any other securities exchange or market without the consent of such Holder except as required by law.

2.4           Suspension of Sales.  Upon receipt of written notice from the Company that the Mandatory Registration Statement or a prospectus relating thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (a “Misstatement”), each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of the supplemented or amended prospectus that corrects such Misstatement, or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.  The total number of calendar days that any such suspension may be in effect in any 365 day period shall not exceed 90 days.

2.5           Termination of Registration Rights.  A Holder’s registration rights, including any right to payment under Section 2.1(b), shall expire if all Registrable Securities held by such Holder may be sold pursuant to Rule 144 without volume restrictions or public information requirements.  Termination of such registration rights shall be conditioned upon the Company’s removal of the restrictive legends from any Registrable Securities held by such Holder and the Holder agrees promptly to take such reasonable actions requested by the Company to facilitate such removal.

2.6           Furnishing Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

2.7           Indemnification.  In the event any Registrable Securities are included in a registration statement under this Section 2:

(a)           To the extent permitted by law, the Company shall indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Investment Company Act or the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”):  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any related preliminary prospectus or final prospectus or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any other federal or state securities law in connection with the registration of the Registrable Securities; and the Company will pay to each such Holder or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to any Holder (or any related controlling person) with respect to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs (i) solely in reliance upon and in conformity with written information furnished expressly for use in connection with such registration statement by any such Holder or controlling person, (ii) as a result of  any failure of such Holder or controlling person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner, or (iii) as a result of a violation by such Holder or controlling person of such Holder’s obligations under Section 2.4 hereof.

(b)           To the extent permitted by law and provided that such Holder is not entitled to indemnification pursuant to Section 2.7(a) above with respect to such matter, each selling Holder (severally and not jointly) shall indemnify and hold harmless the Company, each of its directors, officers, persons, if any, who control the Company within the meaning of the Securities Act, any other Holder selling securities in such registration statement and any controlling person of any such other Holder, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any (i) untrue statement or alleged untrue statement of a material fact regarding such Holder and provided in writing by such Holder expressly for use in connection with a registration statement which is contained in such registration statement, including any related preliminary prospectus or final prospectus or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, in the case of each of clause (i) and (ii), to the extent (and only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration statement, (iii) any failure by such Holder or controlling person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner, or (iv) violation by such Holder or controlling person of such Holder’s obligations under Section 2.4 hereof; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 2.7(b) in connection with investigating or defending any such loss, claim, damage, liability, or action as a result of such Holder’s untrue statement, omission, failure or violation; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided, that, (x) the indemnification obligations in this Section 2.7(b) shall be individual and ratable not joint and several for each Holder and (y) in no event shall the aggregate of all indemnification payments by any Holder under this Section 2.7(b) exceed the net proceeds from the offering received by such Holder.

(c)           Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; `, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if (i) the indemnifying party shall have failed to assume the defense of such claim within twenty (20) days after receipt of notice of the claim and to employ counsel reasonably satisfactory to such indemnified party, as the case may be; or (ii) in the reasonable opinion of counsel retained by the indemnifying party, representation of such indemnified party by such counsel would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party reasonably apprised of the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, except to the extent such failure to give notice actually and materially prejudices the indemnifying party.

(d)           If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.  Notwithstanding the foregoing, the amount that any Holder will be obligated to contribute pursuant to this Section 2.7(d) will be limited to an amount equal to the per share public offering price (less any underwriting discount and commissions) multiplied by the number of shares of Registrable Securities sold by such Holder pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such loss, liability, claim, damage, or expense or any substantially similar loss, liability, claim, damage, or expense arising from the sale of such Registrable Securities).  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

(e)           The obligations of the Company and Holders under this Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

2.8           Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of Registrable Securities if (a) such transferee is an Affiliate, subsidiary or parent company of a party hereto, (b) such transferee shares a common investment advisor with such Holder or (c)  such transferee acquires at least 25% of the Registrable Securities then owned by such Holder; provided, that (i) the transferor shall furnish to the Company written notice at or prior to the time of transfer of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, (ii) such transferee shall agree in writing to be subject to all restrictions set forth in this Agreement in the same capacity and to the same extent as the transferring Holder; and (iii) such transferee shall acknowledge, immediately following such assignment, that the further disposition of such securities by such assignee may be restricted under the Securities Act.

2.9           Rule 144 Reporting.  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(a)           make and keep public information available, as those terms are understood and defined in Securities Act Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(b)           file with the SEC, in a timely manner, all annual and quarterly reports required of the Company under Section 13 or Section 15(d) of the Exchange Act; and

(c)           so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.10         Obligations of the Holders.

(a)           Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request in connection therewith.  Upon the execution of this Agreement, each Holder shall complete, execute and deliver to the Company a selling securityholder notice and questionnaire in form reasonably satisfactory to the Company.  At least five (5) Business Days prior to the first anticipated filing date of any registration statement, the Company shall notify each Holder of any additional information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities included in such registration statement.  A Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement. Each holder agrees that, in connection with any sale of Registrable Securities by it pursuant to a registration statement, it shall comply with the “Plan of Distribution” section of the then current prospectus relating to such registration statement.

(b)           Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)           Each Holder covenants and agrees that it shall comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to any Registration Statement.

2.11         Suspension of Registration Rights.

(a)           Notwithstanding anything to the contrary herein, if the Company shall at any time furnish to the Holders a certificate signed by any of its authorized officers (a “Suspension Notice”) stating that the Company is engaged in a material merger, acquisition or sale, or a pending material financing, material corporate reorganization or other material corporate transaction, and the Board of Directors of the Company determines, in good faith and by appropriate resolution after consultation with its outside counsel, that the filing of the Mandatory Registration Statement would require additional disclosure of material information that would be materially detrimental to the Company, then the right of the Holders to require the Company to file the Mandatory Registration Statement shall be suspended for a period (a “Black Out Period”) of not more than sixty (60) days in the aggregate in any three hundred and sixty (360) consecutive-day period (and no more than ten (10) consecutive Business Days in any three hundred and sixty (360) consecutive day period).

(b)           Notwithstanding anything to the contrary in this Section 2.11, the Company shall not impose any Black Out Period in a manner that is more restrictive (including, without limitation, as to duration) than the comparable restrictions that the Company may impose on transfers of the Company’s equity securities by its directors and senior executive officers.

(c)           During any Black Out Period, no Holder shall offer or sell any Registrable Securities pursuant to or in reliance upon the Mandatory Registration Statement (or the prospectus relating thereto) filed by the Company.  Notwithstanding the foregoing, if the public announcement of the applicable material transaction or material, nonpublic information is made during a Black Out Period, then the Black Out Period shall terminate without any further action of the parties and the Company shall immediately notify the Holders of such termination.

SECTION 3.
MISCELLANEOUS

3.1           Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including, subject to Section 2.8, transferees of Registrable Securities).  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2           Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal Laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the Laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by Law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

3.3           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument

3.4           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement

3.5           Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or e-mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight courier service, in each case properly addressed to the party to receive the same.  The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Meta Financial Group, Inc.
5501 S. Broadband Lane
Sioux Falls, South Dakota  57108
Telephone:    (605) 977-0211
Facsimile:       (605) 338-0596
Attention:      J. Tyler Haahr
E-Mail:

with a copy (for informational purposes only) to:

Katten Muchin Rosenman LLP
2900 K Street, NW
North Tower, Suite 200
Washington, DC  20007
Telephone:    (202) 625-3500
Facsimile:       (202) 339-8281
Attention:      Jeffrey M. Werthan, Esq.
E-Mail:

If to the Buyers (or any Buyer):

c/o Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts  02210
Telephone:    (617) 790-7770
Facsimile:       (617) 289-5699
Attention:      Legal and Compliance Department
E-Mail:

provided that any notices or communications hereunder to any Buyer shall be sent only to the Legal and Compliance Department at Wellington Management Company, LLP, and neither the Company nor any Person acting on its behalf shall send notices or communications hereunder to any other Person on behalf of any Buyer without the prior written consent of a member of the Legal and Compliance Department at Wellington Management Company, LLP.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party pursuant to this Section.

3.6           Expenses.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.7           Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the prior written consent of the Company and a majority-in-interest of the Holders.

3.8           Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

3.9           Entire Agreement.  This Agreement supersedes all other prior oral or written agreements among the Buyers, the Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.

3.10         Termination.  This Agreement shall terminate and be of no further legal force and effect when all of the Registrable Securities shall no longer be or constitute Registrable Securities in accordance with the definition thereof set forth in Section 1.1; provided, however, that the provisions of Section 2.2, Section 2.7 and Section 3 shall survive the termination of this Agreement.

3.11         Interpretive Matters.  Unless the context otherwise requires, (a) all references to Sections, Schedules, Appendices or Exhibits are to Sections, Schedules, Appendices or Exhibits contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (c) the words “hereof,” “herein” and words of similar effect shall reference this Agreement in its entirety, and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

3.12         Independent Nature of Buyers’ Obligations and Rights.  The obligations of each Buyer under this Agreement are several and not joint with the obligations of any other Buyer hereunder, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer hereunder.  The decision of each Buyer to purchase the shares of the Company pursuant to the Securities Purchase Agreement has been made independently of any other Buyer. Nothing contained herein, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with making its investment hereunder and that no Buyer will be acting as agent of such Buyer in connection with monitoring its investment in the shares of the Company or enforcing its rights under the Transaction Documents. Each Buyer shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

META FINANCIAL GROUP, INC.

By:
Name:	David W. Leedom
Title:	Executive Vice President and Chief Financial Officer

[Buyers’ Signatures Follow]

[Signature Page to Registration Rights Agreement]

BUYERS:

BAY POND PARTNERS, L.P.

By:	___________________________, its __________

By:
Name:
Title:

WOLF CREEK PARTNERS, L.P.

By:	___________________________, its __________

By:
Name:
Title:

BAY POND INVESTORS (BERMUDA) L.P.

By:	___________________________, its __________

By:
Name:
Title:

WOLF CREEK INVESTORS (BERMUDA) L.P.

By:	___________________________, its __________

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

BUYERS (continued):

ITHAN CREEK MASTER INVESTMENT PARTNERSHIP (CAYMAN) II, L.P.

By:	___________________________, its __________

By:
Name:
Title:

ITHAN CREEK MASTER INVESTORS (CAYMAN) L.P.

By:	___________________________, its __________

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 1 OF 2

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1. and 2.

	For	Against	Abstain
1. Approval and adoption of the amendment to the certificate of incorporation to (a) increase the total number of authorized shares of Meta Financial's capital stock to 13,000,000 shares, (b) increase the total number of authorized shares of Common Stock to 10,000,000 shares, (c) increase the total number of authorized shares of Preferred Stock to 3,000,000 shares, and (d) provide for the right of Meta Financial to increase or decrease the number of authorized shares of any class of its stock by the affirmative vote of the holders of a majority of the stock of Meta Financial entitled to vote irrespective of the class vote requirements set forth in Section 242(b)(2) of the General Corporation Law of the State of Delaware.	☐	☐	☐
2. Approval of the issuance of shares of Common Stock under securities purchase agreements entered into in connection with the Private Placements.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000149271_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

META FINANCIAL GROUP, INC.
Special Meeting of Stockholders
September 27, 2012
This proxy is solicited by the Board of Directors

The undersigned hereby appoints J. Tyler Haahr and David W. Leedom, and each of them, and their respective survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with such proxyholder's or proxyholders' judgment upon any other matters properly presented at the special meeting, all the shares of Meta Financial Group, Inc. ("Meta Financial") common stock held of record by the undersigned at the close of business on August 30, 2012, at the special meeting of stockholders, and at any and all adjournments or postponements thereof. The special meeting will be held on September 27, 2012, beginning at 9:00 a.m., local time, at Meta Financial's office located at 5501 South Broadband Lane, Sioux Falls, South Dakota 57108.

ESOP/PROFIT SHARING 401(k) PLAN PARTICIPANTS: As a participant in the Meta Financial Group, Inc. Employee Stock Ownership Plan (the "ESOP") and/or the MetaBank Profit Sharing 401(k) Plan (the "Profit Sharing Plan"), you have the right to direct First Bankers Trust Services, Inc., the Trustee of the applicable plan, how to vote the shares of Meta Financial stock held for you in the plan. You should submit your instructions as described above. These shares will be voted at the special meeting of stockholders or at any and all adjournments or postponements of the special meeting. If your instructions are not received by September 20, 2012 or you do not respond, the Trustee will decide how to vote the shares held for you in the ESOP and/or the Profit Sharing Plan, as applicable. The Trustee will vote these shares as you direct unless doing so would violate the Employee Retirement Income Security Act. The Plan Sponsor will not be informed as to how you and any other participant have directed the Trustee to vote.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000149271_2 R1.0.0.11699